UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Enterprise Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

TELEPHONE: (978) 459-9000

March 30, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company, to be held on Tuesday, May 1, 2012, at 4:00 p.m. local time, at the Vesper Country Club, 185 Pawtucket Boulevard, Tyngsborough, Massachusetts.

The Annual Meeting has been called for the following purposes:

1.                                       To elect five Directors of the Company, each for a three-year term;

2.                                       To amend the Company’s 2009 Stock Incentive Plan;

3.                                       To vote on the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

4.                                       To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The accompanying Proxy Statement of the Company provides information concerning the matters to be voted on at the Annual Meeting. Also enclosed is the Company’s 2011 annual report to stockholders, which contains additional information and results for the year ended December 31, 2011, including the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to either (1) deliver your proxy electronically by following the instructions included with your proxy card, OR (2) deliver your proxy by phone by following the instructions included with your proxy card, OR (3) deliver your proxy by mail by completing, dating, signing and returning your proxy card in the enclosed postage paid envelope.

Thank you in advance for returning your proxy. We appreciate your continuing support of the Company.

Sincerely,

George L. Duncan
Chairman of the Board

ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

TELEPHONE: (978) 459-9000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Stockholders Meeting of Enterprise Bancorp, Inc. will be held at the

VESPER COUNTRY CLUB

185 Pawtucket Boulevard

Tyngsborough, MA 01879

on Tuesday, May 1, 2012 at 4:00 p.m.

The Annual Meeting is being held for the following purposes:

1.                                       To vote on the reelection of Gino J. Baroni, John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn and John P. Harrington to serve as Directors of the Company for a three-year term (Proposal One);

2.                                       To amend the Company’s 2009 Stock Incentive Plan (Proposal Two);

3.                                       To vote on the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal Three); and

4.                                       To transact any other business which may properly come before the meeting or any adjournments or postponements thereof.

You may vote at the Annual Meeting if you were a stockholder of record at the close of business on March 5, 2012.

In the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors

Michael A. Spinelli
Secretary

222 Merrimack Street

Lowell, Massachusetts 01852

March 30, 2012

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE (1) DELIVER YOUR PROXY ELECTRONICALLY BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD, OR (2) DELIVER YOUR PROXY BY PHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD OR, (3) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

PROXY STATEMENT

ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

Telephone: (978) 459-9000

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 1, 2012

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 1, 2012

The proxy statement and annual report are available to stockholders at www.edocumentview.com/ebtc.

You may obtain directions to the Vesper Country Club in Tyngsborough, where our annual meeting will be held this year, by going to the following web site: https://vespercc.com/

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company (the “Bank”), for the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Tuesday, May 1, 2012, at 4:00 p.m. local time, at the Vesper Country Club, 185 Pawtucket Boulevard, Tyngsborough, Massachusetts and at any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting and the accompanying proxy card are first being mailed to stockholders on or about March 30, 2012.

The Annual Meeting has been called for the following purposes: (1) to elect five Directors of the Company, each to serve for a three-year term; (2) to amend the Company’s 2009 Stock Incentive Plan; (3) to vote on the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company is a Massachusetts corporation and a registered bank holding company. All of the Company’s material business activities are conducted through the Bank.

Record Date

The Board of Directors has fixed the close of business on March 5, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof (the “Record Date”). Only holders of record of the Company’s common stock (the “Common Stock”) at the close of business on the Record Date will be entitled to vote.  At the close of business on the Record Date, there were 9,509,767 shares of the Common Stock issued and outstanding and each share will be entitled to one vote upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.

Proxies

You may vote at the Annual Meeting in person or by proxy.  Proxies may be delivered electronically via the Internet, by phone, or in writing by mail.  If you intend to deliver a proxy electronically or by phone, you may do so by following the instructions included with your proxy card.  If you hold your shares in “street name”, such as in a stock brokerage account or through a bank or other nominee, you need to check your proxy card or contact your broker or nominee to determine whether electronic or telephonic proxy delivery is available to you. If you intend to deliver a proxy by mail, we request that you complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

If you are delivering a proxy electronically or by phone and you properly follow the instructions included with your proxy card for doing so by no later than the deadline indicated in such instructions or if you are delivering a proxy by mail and you return the enclosed proxy card properly executed to the Company in time to be voted at the Annual Meeting, then the shares represented by your proxy, regardless of the method of delivery, will be voted in accordance with your voting instructions, unless you subsequently revoke your proxy as further explained below.

If you properly deliver your proxy, without including any instructions as to how your proxy should be voted, then your proxy will be voted as follows: (1) FOR the election of Gino J. Baroni, John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn and John P. Harrington, the five nominees of the Board of Directors, as Directors of the Company; (2) FOR the amendment to the Company’s 2009 Stock Incentive Plan; (3) FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and (4) in such manner as management’s proxy-holders shall decide on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The presence of a stockholder at the Annual Meeting will not automatically revoke a stockholder’s proxy. A stockholder may, however, revoke a proxy at any time before the Annual Meeting is called to order by filing with the Secretary of the Company a written notice of revocation, or by delivering to the Company a duly executed proxy bearing a later date, or by properly delivering a proxy electronically or by phone at a later date. All written notices of revocation and other written communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A. Spinelli, Secretary.

It is not anticipated that any matters other than those set forth in the foregoing proposals (1), (2) and (3), contained in this Proxy Statement will be brought before the Annual Meeting. Please see the additional information under the heading “Stockholder Proposals” at page 43 of this Proxy Statement for a description of the requirements that must be satisfied in order for any Director nomination or other stockholder proposal, which is not otherwise included in this Proxy Statement, to be presented by any stockholder at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion in accordance with their best judgment.

In addition to use of the mails, proxies may be solicited personally or by telephone, fax or e-mail by officers, Directors and employees of the Company, none of whom will be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in that connection. The cost of soliciting proxies will be borne by the Company.

Quorum; Vote Required

The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting for the transaction of business. Abstentions and “broker non-votes” (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

The number of affirmative votes required for approval of the matters to be considered at the Annual Meeting is as follows:

Proposal One — Election of Class of Directors

•                  A plurality of the affirmative votes cast by stockholders present, in person or by proxy, at the Annual Meeting is required for the election of Directors.  “Plurality” means that the nominees receiving the largest number of affirmative votes cast are elected as Directors up to the maximum number of Directors who are nominated to be elected at the annual meeting.  At the Annual Meeting the maximum number of Directors to be elected is five.

Proposal Two — Approval of Amendment to 2009 Stock Incentive Plan

•                  A majority of the affirmative votes cast by stockholders present, in person or by proxy, at the Annual Meeting is required to approve the amendment to the Company’s 2009 Stock Incentive Plan.

Proposal Three — Ratification of Appointment of Independent Registered Public Accounting Firm

•                  A majority of the affirmative votes cast by stockholders present, in person or by proxy, at the Annual Meeting is required to ratify on a non-binding, advisory basis the appointment of KPMG LLP as our independent registered public accounting firm for 2012.

In voting for the election of Directors, you may vote “FOR” each nominee or “WITHHOLD” your vote from each nominee or from only certain specified nominees.  Withholding a vote from one or more of the nominees is effectively a vote against such nominee(s), but will not prevent the election of such nominee(s) so long as such nominee(s) receive a plurality of the affirmative votes cast at the Annual Meeting.

In voting for the approval of the amendment to the Company’s 2009 Stock Incentive Plan, you may vote “FOR” or “AGAINST” such amendment or you may “ABSTAIN” from voting on the matter.  Under Massachusetts law, an abstention is not considered a vote cast at a meeting and, consequently, abstentions will have no effect on the voting for this proposal.

In voting for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2012, you may vote “FOR” or “AGAINST” such ratification or you may “ABSTAIN” from voting on the matter.  Under Massachusetts law, an abstention is not considered a vote cast at a meeting and, consequently, abstentions will have no effect on the voting for this proposal.

With respect to the matters to be considered at the Annual Meeting, broker non-votes will be disregarded for purposes of determining whether a proposal has been approved.

Under existing stock exchange rules, banks, brokers, or other nominees may vote shares held for a customer in street name on matters that are considered to be “routine” even if they have not received voting instructions from their clients.  A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from a customer and does not vote the customer’s shares either because the matter is not considered routine or because the bank, broker or other nominee does not exercise its prerogative to vote even if the matter is considered routine.

The first and second proposals to be brought before the Annual Meeting this year, namely the election of Directors and the amendment of the Company’s 2009 Stock Incentive Plan, are not considered “routine” matters, which means that if your shares are held in street name, your bank, broker, or other nominee may not vote your shares on these matters unless you provide timely instructions for such voting.  The third proposal to be brought before the Annual Meeting this year, namely the ratification of the appointment of the independent registered public accounting firm, is considered a “routine” matter, which means that if your shares are held in street name, your bank, broker, or other nominee may vote your shares on this matter in its sole discretion if you do not provide timely instructions for voting your shares.

The Directors and executive officers of the Company have indicated that they intend to vote all shares of the Common Stock that they are entitled to vote in favor of each of proposals (1), (2), and (3) presented herein. On the Record Date, the Directors and executive officers of the Company in the aggregate had the right to vote 9,509,767 shares of the Common Stock, representing approximately 28.5% of the outstanding shares of the Common Stock as of such date.

PROPOSAL ONE

ELECTION OF CLASS OF DIRECTORS

The Company’s Amended and Restated By-Laws (the “By-Laws”) provide that the number of Directors shall be set by a majority vote of the entire Board of Directors. The number of Directors for the Company has been set at 17.  Under the Company’s Articles of Organization and By-Laws, this number is divided into three classes, as nearly equal in number as possible, with the Directors in each class serving a term of three years and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year.

At the Annual Meeting, there are five Directors to be elected to serve until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. The Board of Directors has nominated, upon the recommendation of the Board’s Corporate Governance/Nominating Committee, each of Gino J. Baroni, John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn and John P. Harrington, for election as a Director for a three-year term.

Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as a Director of each of the nominees named above. The Board of Directors believes that all of the nominees will stand for election and will serve as a Director if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable or refuses to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Information Regarding Nominees

The following table sets forth certain information for each of the five nominees for election as Directors at the Annual Meeting. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

Nominees

(Term to expire in 2015)

Name, Age and Principal Occupation	Director Since (1)

Gino J. Baroni (55) Owner and Managing Principal, Trident Project Advisors and Development Group, project advisors to public and private entities in capital improvement projects and real estate development.	2010

Qualifications: Mr. Baroni’s depth of experience in project management, construction management and real estate development, including his experience as an executive officer within large companies and his familiarity with finance, risk management, contract negotiations and internal controls, provides an enhanced level of expertise and depth of experience to the Board in multiple strategic areas, such as commercial and construction lending, geographic expansion and business development. Mr. Baroni also adds value to the Board as he actively serves on several civic boards representing several communities that are served by the Bank.

John P. Clancy, Jr. (54) Chief Executive Officer of the Company and the Bank (and prior to July 2007, also Chief Investment Officer of the Bank).	2003

Qualifications: Mr. Clancy’s leadership and management of the Company and his related experience and familiarity with all operating areas of the Bank and the banking industry provides invaluable insight to the Board’s oversight of operations, risk management, growth and strategic planning. His prior experience serving as Chief Operating Officer and Chief Financial Officer of the Company and the Bank provides knowledge and a skill set that is extremely valuable within the context of the Board’s decision-making process. Mr. Clancy’s past tenure as Chief Financial Officer of an earlier Greater Lowell-based independent commercial bank prior to joining Enterprise Bank also provides valuable industry specific and local community experience and contacts.

James F. Conway, III (59) President, Chief Executive Officer and Chairman, Courier Corporation, a publicly held company specializing in the publishing, printing and sale of books. Past Chairman of Associated Industries of Massachusetts and Past President of Book Manufacturers Institute.	1989

Qualifications: With sixteen years experience as the chairman and chief executive officer of a growing publicly traded company that employs approximately 1,900 individuals, Mr. Conway’s financial expertise, SEC reporting experience and knowledge of the public markets add great depth to the Board’s understanding of current market trends and management of risk. Mr. Conway possesses the qualifications necessary to be designated a “financial expert” under applicable SEC rules, and is designated as such if he were to serve at any time in the future on the Company’s audit committee.

Lucy A. Flynn (58) Former Vice President, Global Marketing Communications, Raytheon Company, a publicly held technology company specializing in defense, homeland security and other government markets.	1997

Qualifications: Ms. Flynn’s responsibility for corporate communications, public relations, global marketing and compliance with the SEC’s Regulation FD (“Fair Disclosure” requirements) for a multi-national, publicly traded company provides valuable support to the Board for overseeing the Company’s marketing programs and issuance of public disclosures, including financial statements. Ms. Flynn’s former training as an attorney also adds depth to the Board’s overall oversight and planning functions.

John P. Harrington (69) Retired Energy Industry Executive; prior to December 2009, Energy Consultant for Tennessee Gas Pipeline Company; since May 2007, Assistant Secretary of the Company and the Bank.	1989

Qualifications: Mr. Harrington’s extensive experience in management, sales and operations, combined with his previous involvement in civic organizations, and his knowledge of the local markets and economy adds value to all aspects of the Board’s oversight and planning functions.

(1)          All of the listed nominees are also Directors of the Bank. The years listed in the foregoing table are the respective years in which each named individual first became a Director of the Company and the Bank or, if prior to the Company’s formation in 1996, of the Bank.

For information regarding the remaining members of the Board of Directors, who will continue to serve after the Annual Meeting, see the listing under the heading “Continuing Directors” at pages 11-15 below.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of Gino J. Baroni, John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn and John P. Harrington, the five nominees proposed by the Board of Directors, as Directors of the Company to serve until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN

General.  On January 17, 2012, the Board of Directors unanimously approved an amendment to the Company’s 2009 Stock Incentive Plan (the “Plan”), subject to stockholder approval.  The principle purpose and effect of the proposed amendment is to increase the aggregate number of shares of Common Stock that may be issued or otherwise made available under the Plan in connection with grants of stock options, restricted stock and other equity-based compensation awards by a total of 475,000 shares from 400,000 to 875,000.  A summary of the principal features of the Plan, as would continue in effect following stockholder approval of the proposed amendment to increase the aggregate number of shares subject to the Plan, is set forth below and is qualified in its entirety by reference to the Plan, attached as Appendix A is a copy of the amended Stock Incentive Plan, marked to show the amendments.

Purpose, Participants, Effective Date and Duration.  The purpose of the Plan is to encourage and enable the officers, employees, non-employee Directors and consultants of the Company and its subsidiaries (including without limitation the Bank) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  The Plan allows for the granting of options to acquire Common Stock (“Options”), shares of Common Stock subject to restrictions (“Restricted Stock”), rights based on the value of the Common Stock (“Restricted Stock Units” or “RSUs”) and rights based on future appreciation in the value of the Common Stock (“Stock Appreciation Rights” or “SARs”).  Grants of Options, Restricted Stock, RSUs and/or SARs are referred to collectively in this summary as “Awards.”

The majority of the shares of Common Stock reserved for issuance pursuant to the Company’s 2009 Plan are subject to previously granted and currently outstanding Options and Restricted Stock.  Consequently, the Board of Directors believes that the amendment of the Plan to increase the number of shares that may be issued or otherwise made available under the Plan is necessary to enable the Company to continue in the future to attract and retain the high caliber of employees and Directors required for the Company’s continuing growth and success.

As of the date of this Proxy Statement, there are 14 non-employee Directors, 10 executive officers (including three employee Directors) and approximately 375 other employees, including other officers, who would be eligible participants under the Plan.  While outside consultants would also be eligible participants under the Plan, the Board of Directors has no current intention of granting Awards to any such persons.

The Plan was approved by the Company’s stockholders at the 2009 Annual Meeting of Stockholders, and the Plan will remain in effect through January 16, 2019, unless earlier terminated by the Board of Directors.  Any early termination of the Plan by the Board of Directors will not affect Awards granted prior to such termination, but no additional Awards may be granted after any termination of the Plan.

Shares Subject to the Stock Incentive Plan.  The total number of shares of Common Stock that may be subject to Awards under the Plan may not exceed 875,000 (the “Reserved Shares”), which equals slightly less than 9.2% of the number of shares of Common Stock outstanding on the Record Date.  These shares may be authorized but unissued shares or treasury shares.  In the event of any change in the number or kind of Common Stock outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments to the number of Reserved Shares and the number of shares subject to outstanding Awards, in the exercise price per share of outstanding Options and in the kind of shares which may be distributed under the Plan will be made.  The total amount of Reserved Shares that may be granted to any single employee under the Plan may not exceed in the aggregate 120,000 shares.  Shares will be deemed issued under the Plan only to the extent actually issued pursuant to an Award.  To the extent that an Award under the Plan lapses or is forfeited, any shares subject to such Award will again become available for grant under the terms of the Plan.

Administration.  The Plan may be administered by the Board of Directors’ Compensation Committee, which must consist of at least three members of the Board who are not employees of the Company or any of its subsidiaries, or by the Board of Directors itself.  References to the “Compensation Committee” in this summary are intended to refer to the Compensation Committee or the full Board of Directors, as the case may be, unless the context requires otherwise.  For so long as Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is applicable to the Company, each member of the Compensation Committee must be a “non-employee director” or the equivalent within the meaning of the SEC’s Rule 16b-3 promulgated under the Exchange Act.  For so long as Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), is applicable to the Company, each such member of the Compensation Committee must also be an “outside director” within the meaning of Section 162 of the Code and the regulation thereunder.  With respect to persons subject to Section 16 of the Exchange Act (generally, executive officers, Directors and any 10% stockholders), all transactions under the Plan are intended to comply with all applicable conditions of the SEC’s Rule 16b-3 or any successor regulation.

Subject to the terms of the Plan, the Compensation Committee has authority to: (i) select the persons to whom Awards shall be granted; (ii) determine the number or value and the terms and conditions of Awards granted to each such person, including the price per share to be paid upon exercise of any Option and the period within which each such Option may be exercised; and (iii) interpret the Plan and prescribe rules and regulations for the administration thereof.  Notwithstanding the Compensation Committee’s general authority to grant Awards and administer the Plan, the full Board of Directors must approve all grants of Awards to all executive officers and any Directors of the Company.

Stock Options. In granting Options under the Plan, the Compensation Committee will determine the number of shares of Common Stock subject to the Option, the exercise price of the Option, the manner and time of exercise of the Option and whether the Option is intended to qualify as an incentive stock option (“ISO”) within the meaning of Section 422 of the Code.  Options that are not intended to qualify as ISOs are referred to as nonqualified stock options (“NSOs”).  In the case of an ISO, the exercise price may not be less than the “fair market value” of the Common Stock on the date the Option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the price at which Common Stock may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Common Stock on the date the ISO is granted.

The duration of the ISOs and NSOs granted under the Plan may be specified pursuant to each respective stock option agreement, but in no event can any ISO be exercisable after the expiration of ten years after the date of grant.  In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant.  The Compensation Committee, in its discretion, may provide that any Option is exercisable during its entire duration or any lesser period of time.

The option exercise price may be paid in cash, in shares of Common Stock owned by the optionee (subject to certain limitations specified in the Plan), or by means of a “cashless exercise” procedure in which a broker transmits funds to the Company in accordance with procedures specified in the Plan.

Restricted Stock.  The Compensation Committee may grant to participants a number of shares of Common Stock determined in its discretion, subject to terms and conditions so determined by it, including conditions that may require the holder to forfeit the Common Stock in the event that the holder ceases to provide services to the Company or a subsidiary before a stated time.  Unlike holders of Options, a holder of Restricted Stock has the rights of a stockholder of the Company to vote the shares and, depending upon the terms of the grant, may also be entitled to receive payments of dividends on the Restricted Stock.

Restricted Stock Units and Stock Appreciation Rights.  The granting of RSUs and SARs involve rights based on the value and the appreciation in value, if any, of the Common Stock, respectively, and do not involve in either instance the issuance of any shares at the time of grant.  The terms and conditions of any RSUs and SARs that may be granted under the Plan will be determined in the sole discretion of the Compensation Committee at the time of grant, including vesting requirements and whether vested benefits may be settled in cash and/or shares of Common Stock.

Effect of Certain Corporate Transactions.  If while unexercised or otherwise unvested Awards remain outstanding under the Plan the Company is subject to a Change in Control (as such term is defined in the Plan) or is liquidated, then, except as otherwise specifically provided to the contrary in any applicable agreement, (i) each such Option outstanding immediately prior to the effective time of such Change of Control or liquidation shall become immediately exercisable upon such effective time with respect to all of the Reserved Shares subject to such Option, whether or not the participant’s rights under such Option would otherwise have been so fully exercisable at such time and (ii) each holder of shares of Restricted Stock, RSUs and/or SARs outstanding immediately prior to the effective time of such Change in Control or liquidation shall become fully vested upon such effective time with respect to such holder’s ownership of such shares or rights under such RSUs and/or SARs, whether or not such holder would otherwise have been so fully vested with respect to such shares or rights at such time.

Amendments to Stock Incentive Plan.  The Board of Directors may amend or discontinue the Plan at any time and the Board of Directors or the Compensation Committee, as the case may be, may also amend or cancel any outstanding Award at any time for the purpose of satisfying any changes in law or for any other lawful purpose, except that no such amendment, discontinuation or cancellation of the Plan or of any Awards may adversely affect the rights of any holder of an outstanding Award without the holder’s consent.  Any amendment to the Plan will require the approval of the Company’s stockholders if and to the extent required under the rules of any stock exchange or market system on which the Common Stock is listed, or required to ensure that any outstanding ISOs granted under the Plan remain qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, or required to ensure the availability to the Plan of the protections of Section 16(b) of the Exchange Act or as may otherwise be required for any other reason under applicable law.

The following description of the federal income tax consequences of Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights is general and does not purport to be complete.

Tax Treatment of Options.  A participant realizes no taxable income when an NSO is granted.  Instead, the difference between the fair market value of the Common Stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised.  The difference is measured and taxed as of the date of exercise, if the stock is not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases.  A participant may elect to be taxed on the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture.  Gain on the subsequent sale of the Common Stock is taxed as a capital gain.  The Company receives no tax deduction on the grant of a NSO, but is entitled to a tax deduction when the participant recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the participant.

Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock subject to an ISO over the exercise price.  Provided that the shares of Common Stock are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on the subsequent sale of the stock will be taxed as long-term capital gain.  If the stock is disposed of within a shorter period of time, the participant will be taxed as if the participant had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the ISO and its fair market value on its date of grant.  The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the participant recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the participant’s recognition of income.

Tax Treatment of Restricted Stock.  A person who receives a grant of Common Stock subject to restrictions generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when any restrictions constituting a substantial risk of forfeiture lapse.  The amount of imputed income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid by the holder for the Restricted Stock.  Alternatively, a recipient of Restricted Stock may elect to be taxed on the excess of the fair market value of the Restricted Stock at the time of grant over the amount (if any) paid for the Restricted Stock, notwithstanding the restrictions on the stock.  Outright grants of Common Stock (i.e., grants without any restrictions) will result in ordinary compensation income to the participant.  All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the participant.

Tax Treatment of Restricted Stock Units and Stock Appreciation Rights.  A participant incurs no imputed income upon the grant of an RSU or SAR, but upon its exercise realizes ordinary compensation income in an amount equal to the cash and/or fair market value of the Common Stock (if the RSU or SAR is settled in whole or in part in shares of Common Stock) that the participant receives at that time.  All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the participant.  This description assumes that the terms of the RSU or SAR require that the participant exercise the RSU or SAR at the time it vests and that the participant’s receipt of payment cannot be deferred beyond the “short term deferral” period permissible under Section 409A of the Code and the final U.S. Treasury regulations thereunder.

Parachute Payments.  Under certain circumstances, an accelerated vesting or granting of Awards in connection with a Change in Control of the Company may give rise to a “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code.  To the extent it is so considered, a participant may be subject to a 20% nondeductible federal excise tax and the Company may be denied an income tax deduction.

Based upon the closing price of the Common Stock as reported on the NASDAQ Global Market on March 20, 2012, the current fair market value of the Common Stock is $16.25 per share.

No Awards have been granted under the Plan that are contingent upon stockholder approval of the Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval and adoption of the amendment to increase the number of shares of Common Stock subject to the Company’s 2009 Stock Incentive Plan.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.

The Company is not required to submit the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm to a vote of stockholders. In the event a majority of the votes cast are against the appointment of KPMG LLP, the Audit Committee may consider the vote and the reasons therefor in future decisions on its appointment of the Company’s independent registered public accounting firm.

Representatives of KPMG LLP are expected to attend the Annual Meeting at which time they will have an opportunity to make a statement if they wish to do so and will be available to answer any appropriate questions from stockholders.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements and the audit of the Company’s internal control over financial reporting for the year ended December 31, 2011, the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q as filed with the SEC during the year ended December 31, 2011, and consents on SEC filings were $328,000. The same fees for the year ended December 31, 2010 were $317,500.

Audit-Related Fees

There were no audit-related fees billed to the Company for the years ended December 31, 2011 or 2010.

Tax Fees

The Company paid $29,750 in 2011 and $26,750 in 2010 to KPMG LLP for tax preparation services performed in each of these two years.

All Other Fees

No additional fees were paid to KPMG LLP in 2011 and 2010.

The Audit Committee must approve in advance any audit or permissible non-audit engagement or relationship between the Company and its independent registered public accounting firm. The Audit Committee has delegated to its chairman this approval authority, subject to the requirement that the chairman report the terms of any such engagement or relationship to the full Audit Committee at its next regularly scheduled meeting. All of the services described above, including those described under the headings, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees”, were provided in conformance with such pre-approval requirements. The Audit Committee has determined that providing the services described above under the headings, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees”, is compatible with maintaining the independence of KPMG LLP.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.

BOARD OF DIRECTORS

In addition to the nominees for election to the Board of Directors set forth above, the Board of Directors is comprised of the individuals listed below whose terms expire at the annual meetings of the Company’s stockholders in 2013 and 2014.  Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

Continuing Directors

(Term to expire in 2013)

Name, Age, Qualifications and Principal Occupation	Director Since (1)

George L. Duncan (71) Chairman of the Company and the Bank since their inception.	1988

Qualifications: Mr. Duncan’s fifty plus years of experience with financial institutions and commercial lending provides the Board with an expansive knowledge relating to credit risk, loan portfolio management and bank management in varying market conditions. Mr. Duncan’s role as Chairman and past Chief Executive Officer of the Company, along with his past tenure as chief executive officer of an earlier Greater Lowell-based independent commercial bank prior to his founding of Enterprise Bank and leadership positions at many local, community non-profit organizations, also provides valuable industry specific and local community experience, market knowledge and contacts.

Eric W. Hanson (68) Chairman of the Board and Chief Financial Officer of Klin Groupe, LLC, a privately held distributor of imported Russian vodka; prior to August 2008, Chairman of the Board, D.J. Reardon Company, Inc., a privately held distributorship of Anheuser-Busch beverages and affiliated brands.	1991

Qualifications: Mr. Hanson’s ownership and management of a major regional distributor and familiarity with local businesses, individuals, market trends and conditions adds value to the Board by providing a substantial depth of general business knowledge, particularly related to retail businesses, and extensive local community experience and contacts.

Jacqueline F. Moloney (58) Executive Vice Chancellor, University of Massachusetts-Lowell, the third largest educational institution in Massachusetts.	2010

Qualifications: Dr. Moloney’s experience with leadership, budgeting, strategic planning, technology and innovation adds value to the operating committees of the Board and enhances the Board’s overall understanding of the Bank’s operating environment and internal control structure. Dr. Moloney has served on numerous civic boards throughout the Merrimack Valley and provides valuable knowledge and insight to the Board on emerging industries and business trends within the Bank’s market area, as well as local developments affecting the Greater Lowell community.

Michael T. Putziger (66)

Since 2010, Chairman of WinnCompanies, a private real estate company that develops, acquires and manages multi-family and mixed income properties nationwide; prior to 2010, Vice Chairman of WinnCompanies; Of Counsel to Murtha Cullina, LLP, a firm which provides legal services to businesses, governmental units, non-profit organizations and individuals; since 2007, Chairman of the Board of Directors of Bank of Florida Corporation, a publicly held company that formerly operated as a multi-bank holding company (prior to 2007, member of the Board of Directors of Bank of Florida Corporation and of Bank of Florida - Southwest), since 2007, member of the Board of Directors of New Hampshire Thrift Bancshares, the publicly held parent company of Lake Sunapee Bank, a federally chartered savings bank (prior to 2007, Chairman of the Board of Directors of First Community Bank based in Woodstock, Vermont, which was acquired by New Hampshire Thrift Bancshares and merged into Lake Sunapee Bank).

2008

Qualifications: Mr. Putziger’s legal experience and familiarity with commercial real estate development, financial institutions, banking industry trends and public markets provide value to all aspects of the Board’s decision-making process. Mr. Putziger’s service as chairman of a publicly traded, multi-bank holding company and as a director of a publicly traded thrift holding company and its subsidiary federal savings bank also provides him with substantial experience in the banking and thrift industries and with respect to relevant industry activities and challenges. This experience has been of value to the Board in, among other areas, its oversight of the Company’s wealth management services and its consideration of various capital raising alternatives for the Company.

Carol L. Reid (64) Financial Executive; prior to September 2005, Vice President, Corporate Controller and Chief Accounting Officer of Avid Technology, Inc., a publicly held company specializing in digital media creation tools for film, audio, animation, games and broadcast.	2006

Qualifications: Ms. Reid’s past role as a corporate controller of an international public company benefits the Board in its oversight of the Company’s risk management program, internal control structure and financial reporting process. Ms. Reid possesses the qualifications necessary to be designated a “financial expert” under applicable SEC rules, and she has been designated as such for purposes of her membership on the Company’s audit committee.

Michael A. Spinelli (79) Founder, Global Tourism Solutions, an international tourism consulting firm for emerging nations; Secretary of the Company and the Bank.	1988

Qualifications: Mr. Spinelli adds value to the Board through his experience as a business owner of multiple companies, including a company providing services to over 2,000 travel agencies, his experience in independent investment portfolio management, his knowledge of international markets and his general marketing and financial acumen.

Continuing Directors

(Term to expire in 2014)

Name, Age, Qualifications and Principal Occupation	Director Since (1)

Kenneth S. Ansin (47) President of Ansin Consulting Group, a boutique advisory firm which partners with non-profit and socially responsible businesses from various market sectors; Entrepreneur and private investor; since August 2010, member of the Board of Directors of New Resource Bank — California; prior to August 2007, owner and President of Norwood Fine Cabinetry, a privately held company specializing in kitchen and bath cabinetry.	1994

Qualifications: Mr. Ansin’s skills as an entrepreneur and business owner of various companies and his knowledge of micro finance add value to the Board as they closely match the characteristics and typical financing needs of many of the Company’s commercial customers. Mr. Ansin’s knowledge of and community involvement in the Leominster and Fitchburg markets provide valuable market knowledge and contacts.

John R. Clementi (62) Chief Executive Officer, Longview Development, LLC, a real estate holding, development and management company; prior to October 2010, President of Plastican, Inc., a privately held manufacturer of plastic pails and covers.	1998

Qualifications: Mr. Clementi’s prior experience as president and owner of a privately owned company employing approximately 400 individuals and operating within the Company’s market area, together with his prior training as an attorney, his familiarity with wealth management principles, his knowledge of the medical and manufacturing industries and his leadership positions held at various community non-profit organizations, enable Mr. Clementi to contribute extensively in multiple aspects of the Board’s oversight and planning functions.

Carole A. Cowan (69) President, Middlesex Community College, the largest community college in Massachusetts.	1999

Qualifications: Dr. Cowan’s position as President of a local community college employing over 1,000 individuals, her knowledge of the local markets and her administrative experience, particularly in planning for and responding to rapid changes in personnel and technology, add value to the Board’s decision-making process in many key operational areas.

Normand E. Deschene (57) President and Chief Executive Officer, Lowell General Hospital, an independent, not-for-profit hospital serving the Greater Lowell area in Massachusetts; prior to 2003, Executive Vice President and Chief Operating Officer, Lowell General Hospital; from July 2011-June 2012, Chair, Massachusetts Hospital Association.	2011

Qualifications: Mr. Deschene’s twenty-eight years of management experience at Lowell General Hospital provides him with a depth of skills relating to operations, business development, marketing, personnel and strategic planning. These skills, along with his deep local and regional community and industry involvement, add value to Board discussions.

Arnold S. Lerner (82) Retired radio station owner; Vice Chairman and Lead Director of the Company and the Bank; prior to January 2010, member of the Board of Directors, Courier Corporation, a publicly held company specializing in the publishing, printing and sale of books.	1988

Qualifications: Mr. Lerner’s ownership and management of multiple communications companies, 37 years as a director of various banks, past Directorship with another publicly traded company, financial and marketing acumen and extensive knowledge of the markets in which the Company operates add value to multiple aspects of the Board’s oversight and strategic planning functions.

Richard W. Main (64) President of the Company and the Bank; prior to April 2009, also Chief Lending Officer of the Bank; prior to January 2005, President, Chief Operating Officer and Chief Lending Officer of the Bank.	1989

Qualifications: Mr. Main’s depth of knowledge relating to the management of the Company’s commercial lending function and the significance of various changes in the market conditions affecting borrowers and their businesses provide invaluable insight to the Board’s oversight and management of the Company’s credit risk and operations. Mr. Main’s past tenure as president, chief operating officer and director of an earlier Greater Lowell-based independent commercial bank prior to joining the Bank also provides valuable industry specific and local community experience and contacts.

(1)                         All of the listed Directors are also Directors of the Bank. The years listed in the foregoing table are the respective years in which each named individual first became a Director of the Company and the Bank or, if prior to the Company’s formation in 1996, of the Bank.

Independence of Board of Directors

The Board of Directors has determined that every individual who served as a Director during the year ended December 31, 2011 was “independent” of the Company’s management as of December 31, 2011, and continues to be independent as of the date of this Proxy Statement, on the basis of the independence standards contained in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, except for Messrs. Duncan, Main and Clancy, who are all current employees of the Company, and Messrs. Putziger and Deschene as further described below.

Mr. Putziger, who joined the Board of Directors on April 15, 2008, held a 13.7% limited partnership interest in a limited partnership that was the sole beneficiary of a real estate trust that leased the Bank’s headquarters and certain related parking spaces from the U.S. National Park Service and in turn subleased the building and parking spaces to the Bank. The Bank acquired this lease with the National Park Service from the real estate trust in September 2010 for $2.0 million, in addition to having paid a total of $208,734 in prior lease payments to the real estate trust in 2010 under the existing sublease arrangements.  Based on Mr. Putziger’s ownership interest in the partnership, his proportional interest in the gross proceeds paid by the Bank in connection with these lease and purchase transactions totaled $303,480 in 2010. The Board believes that the terms of all of these transactions, including the amounts paid in each case by the Bank, were a product of arms-length negotiations between the parties.

In determining the independence of Mr. Deschene, who joined the Board of Directors on June 28, 2011, the Board considered the cross-representation of Directors who serve on both the board of Mr. Deschene’s employer and the Company, as well as to loan, deposit and trust relationships and charitable contributions between the Bank and Mr. Deschene’s employer. Messrs. Duncan and Hanson and Dr. Moloney currently serve on the Executive Committee of the board of directors of Lowell General Hospital, where Mr. Deschene is employed, and the Executive Committee is responsible for approving the compensation for Mr. Deschene.  Primarily due to this cross representation, Mr. Deschene has not been deemed independent.

With respect to each of the Company’s independent Directors, there were no transactions, relationships or arrangements that have not been disclosed in this Proxy Statement under the heading “Transactions with Certain Related Persons” at pages 40-41 below, which were considered by the Board of Directors pursuant to the independence standards required under the applicable NASDAQ rule referenced above in the course of the Board’s determining that each such Director meets the definition of independence.

Board Leadership Structure and the Board’s Role in Risk Oversight

The Company’s Board of Directors annually appoints a Chairman, Vice Chairman, Secretary and Assistant Secretary.  These Board offices are currently held by Mr. Duncan as Chairman, Mr. Lerner as Vice Chairman, Mr. Spinelli as Secretary and Mr. Harrington as Assistant Secretary. In March 2012, Mr. Lerner was appointed as Lead Director. As Lead Director, Mr. Lerner will preside over executive sessions of independent directors. In addition to these offices, the Board of Directors maintains six active committees at the Company level and ten active committees at the Bank level, to which specific risk oversight responsibilities have been delegated by the Board.  Chairpersons and committee members are elected each year to a one year term.

Mr. Duncan, who through December 31, 2006 served as the Company’s Chief Executive Officer, serves as the executive Chairman of the Board and Mr. Clancy serves as the Chief Executive Officer of the Company.  The Board has implemented this segregation of roles in order to enhance succession to the Company while recognizing the individual roles and responsibilities of the Chief Executive Officer and executive Chairman and taking into consideration the size, growth potential and complexity of the Company’s operations.

Regular meetings of the Board and its committees are held to review results of operations, including discussions of risk.  The frequency of meetings is determined by the number and significance of risk matters that are discussed at either the Board or committee meetings.  Each committee chairperson is provided an opportunity to present a report to the full Board at each regularly scheduled Board meeting and is required to provide a full report of past accomplishments and future strategies to the full Board on an annual basis.

The Company’s Board of Directors is responsible for oversight of the Company’s risk management. The Chief Executive Officer, the Company’s Senior Vice President-Risk Management Director and other members of senior management provide regular reports to the Board on the Company’s management of risk. Additionally, on a semi-annual basis, the Company’s Risk Management Director reports to the Executive Committee on the effectiveness of the Company’s risk management program.  The Executive Committee consists of eight permanent committee members and up to three rotating Directors. Board committees are represented by permanent members of the Executive Committee, which is intended to provide the best venue for discussions relating to credit, liquidity and operational risk topics that have been identified and discussed at the Board committee level.

Meetings of Board of Directors and Committees of Enterprise Bancorp, Inc. and Enterprise Bank and Trust Company

There were twelve joint meetings of the Company’s Board of Directors and the Bank’s Board of Directors during the calendar year ended December 31, 2011. During such period, each Director attended more than 75% in the aggregate of the total number of meetings of the Board of Directors and of each of the committees of the Board of Directors on which he or she served.

The Company’s Board of Directors maintains six standing committees:  an executive committee, an audit committee, an asset-liability committee, a compensation committee, a corporate governance/nominating committee and a strategic growth planning committee.

The Bank’s Board of Directors maintains ten standing committees:  an executive committee, an audit committee, an asset-liability committee, a compensation committee, a corporate governance/nominating committee, a strategic growth planning committee, a marketing and business development committee, a banking technology steering committee, an Enterprise Investment Advisors committee and a loan committee.

Executive Committee. The Executive Committee assists the Board in fulfilling its responsibilities pertaining to the oversight of the Company’s management. The Committee consists of Directors who represent all other committees of the Board.  Among other responsibilities, the committee is responsible for approving and/or ratifying loans above certain limits, establishing and recommending transaction authorization limits for management, overseeing the credit quality of the loan portfolio, monitoring results of operations of Enterprise Insurance Services, and reviewing branch profitability.  In addition, the Executive Committee is responsible for reviewing the effectiveness of the Company’s overall risk management program and reporting on its effectiveness to the full Board of Directors.

Audit Committee.  The audit committee consists solely of independent Directors and is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm and the Company’s Director of Internal Audit.  Among other responsibilities, the audit committee also monitors the integrity of the financial statements of the Company, adequacy of internal controls relating to financial reporting, compliance by the Company with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, performance of the Company’s internal and independent auditors and the business conduct and ethical standards of the Company. The audit committee held six executive sessions during 2011 with the Company’s independent registered public accounting firm, KPMG LLP.  One member of the Audit Committee and one other independent director have been designated as financial experts.

Asset-Liability Committee (ALCO). The asset-liability committee is responsible for overseeing the Company’s interest rate risk, capital adequacy, liquidity and balance sheet growth strategies.  The committee monitors the Company’s sensitivity to interest rate and market risk and the performance of the investment portfolio, approves investment strategies and approves recommended investment and borrowing vehicles while monitoring tolerance levels to ensure adequate liquidity and capital.

Compensation Committee. The compensation committee consists solely of independent Directors and is responsible for establishing the Company’s compensation philosophy and executive compensation standards, performs the annual Chairman evaluation and recommends executive compensation, any employment agreements and director compensation to the Board for approval.  The committee is also responsible for overseeing the administration of the Company’s employee benefit and compensation programs and determining the effectiveness of the Company’s compensation-related risk management practices.

Corporate Governance/Nominating Committee (CGNC). The corporate governance/nominating committee consists solely of independent Directors and is responsible for establishing effective governance controls and procedures for the Company and its Directors.  The committee’s specific responsibilities include recommending to the Board:  its determination of the independence of each director; the composition of each Board committee;  nominees for each Board Committee chairperson; the Company’s response to any shareholder proposals; and nominees for election to the Board of Directors and appointment as Board officers.  The committee is also responsible for monitoring the effectiveness and performance of the Board and its various committees.

Strategic Growth Planning Committee. The strategic growth planning committee is responsible for identifying and evaluating strategic growth opportunities for the Company and assessing the risks associated with such opportunities. The committee considers and evaluates potential acquisitions, proposed geographic expansion and proposals for adding or diversifying revenue streams.  The committee also plays a key role in evaluating alternatives and opportunities for raising capital.

Marketing and Business Development Committee (Marketing). The marketing and business development committee oversees the Bank’s marketing and branding initiatives and business development and sales efforts, and determines if such initiatives and efforts are consistent with the strategic plan, goals and values of the Bank.  The committee also reviews marketing campaign effectiveness and market penetration through the monitoring of various metrics and market research.  The committee is also responsible for determining the clarity of customer value statements, the appropriateness of target customers and markets and the effectiveness of sales incentive programs.

Banking Technology Steering Committee (Technology). The banking technology steering committee is responsible for overseeing the information security program, vendor management, project management and other technology related functions of the Bank.  In addition, the committee reviews the adequacy of the Company’s business continuity and disaster recovery plans and the deployment of new technologies with particular attention to operational risk management.  The committee also monitors the results of external penetration and vulnerability testing as part of the Company’s ongoing efforts to maintain a secure operating environment.

Enterprise Investment Advisors Committee (EIA). The Enterprise Investment Advisors committee is responsible for ensuring that prudent care and discretion are followed in the investment and fiduciary oversight of client assets to properly manage and report client and Company market risk exposures.  The committee is responsible for approving general investment standards and the selection of independent investment advisors and for monitoring investment, advisor and portfolio performance.  The committee will periodically review management’s strategic planning initiatives and direction for the investment advisory services provided under the Enterprise Investment Advisors label and is also responsible for the oversight of the sale of non-deposit investment (i.e., brokerage) products through Enterprise Investment Services using an independent third-party broker.

Loan Committee. The loan committee reviews information and reports relating to the composition, status, delinquency and classification of consumer, construction and commercial loans within the Bank’s loan portfolio as well as any non-performing and past due loans and/or OREO assets (i.e., foreclosed property held by the Bank).  The committee also reviews certain larger construction lending projects and relationships and reviews stress testing to determine potential risk exposure(s) related to the commercial real estate portion of the loan portfolio.  The overall mission of the committee is to monitor the trends in asset and credit quality of the Bank’s loan portfolio as well as various other internal and external factors and controls that may impact loan quality and overall credit risk exposure.  The committee not only identifies and informs the Board of any unfavorable trends that it may detect in the Bank’s loan portfolio, but also recommends actions that may be taken to mitigate portfolio risk.

The following table provides 2011 membership by current Directors and meeting information for each of the standing committees of the Board of Directors:

	Executive (1)	Audit	ALCO (1)	Compensation(2)	CGNC (2)	Strategic Growth Planning	Marketing	Technology	EIA (1)	Loan
Ansin			X*				X			X
Baroni		X				X		X		X
Clancy	X		X			X	X*	X	X	X
Clementi	X			X	X				X*
Conway	X			X*	X	X
Cowan	X	X		X				X*		X
Deschene (2)						X	X	X
Duncan	X		X			X	X		X
Flynn		X			X			X
Hanson	X			X		X				X*
Harrington		X	X		X		X			X
Lerner	X		X	X	X*	X			X
Main	X*		X			X	X		X	X
Moloney		X					X	X	X

	Executive (1)	Audit	ALCO (1)	Compensation(2)	CGNC (2)	Strategic Growth Planning	Marketing	Technology	EIA (1)	Loan
Putziger			X			X*			X	X
Reid		X*	X					X	X
Spinelli			X				X	X	X
Stavropoulos (3)		X			X	X
Total Meetings Held in 2011	9	8	4	5	5	1	5	4	6	5

*indicates Committee Chairperson

(1)                   Up to three additional members are chosen to serve on a three-month rotating basis from among the remaining members of the Board of Directors.

(2)                   Mr. Deschene joined the Board on June 28, 2011 and was nominated and appointed on December 13, 2011 to become a member of the Marketing Committee, Strategic Growth Planning Committee and Bank Technology Steering Committee.

(3)                   Mr. Stavropoulos resigned from the Board of Directors on May 18, 2011.

DIRECTOR COMPENSATION

All members of the Board of Directors are Directors of the Company and of the Bank. In 2011, non-employee Directors were paid $350 for attendance at Board of Directors meetings and all other committee meetings, excluding executive committee meetings and audit committee meetings, for which they were paid $450 per meeting, and the Board’s annual strategic meeting, for which they were paid $1,000.  In addition to these per meeting fees, in 2011 non-employee Directors were also paid annual retainers for their membership on the Board of Directors and for their additional services in various Board-related and other corporate capacities as detailed in the following table:

Annual Retainer (1)
Board of Directors	$7,200
Executive Committee members	$2,400
Audit Committee Chairperson (2)	$7,500
Audit Committee Vice-Chairperson (2)	$4,000
Asset-Liability Committee Chairperson	$6,000
Compensation Committee Chairperson	$6,000
Corporate Governance/ Nominating Committee Chairperson	$6,000
Strategic Growth Planning Committee Chairperson	$6,000
Banking Technology Steering Committee Chairperson	$6,000
Enterprise Investment Advisors Committee Chairperson	$6,000
Loan Committee Chairperson	$6,000
Secretary	$500

(1)          Retainers for membership on the Board of Directors and on the Executive Committee were paid in equal monthly installments.  All other retainers were paid in equal quarterly installments.

(2)          The Audit Committee Chairperson, Ms. Reid, was elected to that position on May 18, 2011. Previously, Ms. Reid served as the Audit Committee Vice-Chairperson and, following Ms. Reid’s election, no new Vice-Chairperson was elected at that time. The Audit Committee Vice-Chairperson retainer was paid out to Ms. Reid for the first two quarters of 2011 and the Audit Committee Chairperson retainer was paid out to Ms. Reid for the last two quarters of 2011.

Directors who are also full-time salaried officers of the Bank were not paid for attending Board of Directors or committee meetings and did not receive retainers of any kind for their services in any capacity as Directors.

For the year 2011, non-employee Directors had the right to make an irrevocable election (by December 31, 2010) to receive shares of Common Stock in lieu of receiving an elected portion of cash fees. The number of shares issued to non-employee Directors pursuant to this election was based on the value of the Common Stock at January 3, 2011, based on the closing price of the Common Stock on the NASDAQ Global Market on that date.  For the year 2011, the Company issued a total of 12,132 shares of Common Stock to eight non-employee Directors at a per share issuance price of $13.65.  These shares were issued in January 2012.  For the year 2012, non-employee Directors have the same option to receive shares of Common Stock in lieu of cash fees at a per share issuance price of $14.63, which reflects the value of the Common Stock at January 3, 2012, based on the closing price of the Common Stock on the NASDAQ Global Market on that date.

In 2011, the Company also granted awards of stock, which generally vest over a two-year period, to non-employee Directors.

The Company believes that giving non-employee Directors the option to receive stock in lieu of cash fees and granting to them stock awards with vesting requirements further aligns such Directors’ interests with those of the Company’s stockholders.

The following table details the total compensation paid to each non-employee Director for the year ended December 31, 2011.

Name	Fees paid in cash and/or stock ($) (1)	Stock Awards ($) (2)	Total ($)
Kenneth S. Ansin	$25,350	7,202	$32,552
Gino J. Baroni	$23,750	7,202	$30,952
John R. Clementi	$30,700	7,202	$37,902
James F. Conway, III	$26,750	7,202	$33,952
Carole A. Cowan	$31,750	7,202	$38,952
Normand E. Deschene (3)	$9,350	n/a	$9,350
Lucy A. Flynn	$21,000	7,202	$28,202
Eric W. Hanson	$26,850	7,202	$34,052
John P. Harrington	$25,400	7,202	$32,602
Arnold S. Lerner	$33,600	7,202	$40,802
Jacqueline F. Moloney	$23,650	7,202	$30,852
Michael T. Putziger	$26,600	7,202	$33,802
Carol L. Reid	$29,050	7,202	$36,252
Michael A. Spinelli	$22,300	7,202	$29,502
Nickolas Stavropoulos (4)	$11,450	7,202	$18,652

(1)

All non-employee Directors, excluding Messrs. Ansin, Deschene, Hanson, Lerner, Spinelli and Stavropoulos and Ms. Flynn elected to receive all or a portion of their Directors fees in the form of shares of Common Stock, which were issued in January 2012.

(2)

The value of the stock awards is based on the fair market value of the Common Stock on the date of grant, which was March 15, 2011. The fair market value was calculated as the closing price of the Common Stock on the NASDAQ Global Market on the date of grant as required under the Company’s 2009 Stock Incentive Plan. Mr. Deschene did not receive a stock award since the grant was done prior to Mr. Deschene joining the Board on June 28, 2011.

(3)	Mr. Deschene was appointed to the Board of Directors on June 28, 2011 in accordance with authority granted to the Board of Directors under the Company’s Amended and Restated By-laws.

(4)	Mr. Stavropoulos resigned from the Board of Directors on May 18, 2011. Mr. Stavropoulos forfeited his stock award as of his resignation date.

During 2011, none of the above listed non-employee Directors received any stock option awards or non-equity incentive plan compensation, nor did they have pensions or nonqualified deferred compensation earnings or any other form of compensation other than the fees paid in cash or stock and the stock awards set forth above.  None of the above-listed non-employee Directors held any outstanding stock options as of December 31, 2011.

INFORMATION REGARDING EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

Set forth below is certain information regarding the executive officers of the Company (including the Bank), other than those executive officers who are also Directors of the Company and for whom such information is provided elsewhere in this Proxy Statement.  Each individual named below has held his position for at least five years, except as otherwise indicated.

Name	Age	Position
Brian H. Bullock	54	Executive Vice President and Chief Commercial Lending Officer of the Bank; prior to April 2009, Senior Vice President and Chief Commercial Lender of the Bank

Stephen J. Irish	57	Executive Vice President and Chief Operating Officer of the Bank; prior to April 2009, Executive Vice President and Chief Information Officer of the Bank

Steven R. Larochelle	48	Executive Vice President and Chief Banking Officer of the Bank; prior to April 2009, Senior Vice President and Chief Commercial Real Estate Lender of the Bank

James A. Marcotte	54	Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank

Diane J. Silva	54	Executive Vice President and Mortgage Lending Director of the Bank; prior to March 2011, Senior Vice President and Mortgage Lending Director of the Bank

Chester J. Szablak, Jr.	54

Executive Vice President and Chief Sales and Marketing Officer of the Bank; from November 2007 through March 2009, Senior Vice President and Chief Sales and Marketing Officer of the Bank; from January 2006 through October 2007, Senior Vice President and Chief Sales Officer of the Bank

Janice R. Villanucci	59	Executive Vice President and Deposit Services Director of the Bank; prior to March 2011, Senior Vice President and Deposit Operations Director of the Bank

COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Design

The Company’s core compensation philosophy provides that total annual compensation levels should: (1) reflect compensation levels of those found in other banking organizations of comparable asset size and performance; (2) reflect individual responsibilities, contribution, leadership, experience, and performance; and (3) provide incentive to achieve business and financial objectives within reasonable risk parameters.  The Company believes that this compensation philosophy is necessary to attract, motivate and retain highly qualified executives, who are essential to achieving the financial goals set by the Board of Directors and enhancing long-term value for shareholders, while operating the Company in a safe and sound manner.

Consistent with this philosophy, the Compensation Committee regularly obtains information regarding compensation levels in the Company’s industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.  The Compensation Committee also reviews the responsibilities and ongoing performance of executive officers.  Elements of compensation are established with the goal of rewarding the executive officers for individual performance and organizational short- and long-term goals.

Under the Compensation Committee Charter, the Compensation Committee recommends to the Board of Directors the compensation of the Company’s Chairman.  The Chairman and the Compensation Committee review the performance of both the Company’s Chief Executive Officer and President.  The Chairman recommends the compensation of the Chief Executive Officer and President to the Compensation Committee and after review of the Chairman’s recommendation the Compensation Committee recommends their compensation to the Board of Directors for approval.  The Chief Executive Officer of the Company evaluates the performance and responsibilities of the remaining executive officers and recommends their compensation to the Compensation Committee.  After review of the Chief Executive Officer’s recommendations, the Compensation Committee recommends executive compensation to the Board of Directors for approval.

The Company at least annually assesses total compensation paid to its executive officers.  As part of this process, the Compensation Committee assesses and evaluates the elements of total compensation paid to executive officers as a group and individually.

Elements and Rationale

Executive compensation may include the following components in addition to an executive’s base salary: incentive cash compensation, equity compensation, supplemental retirement benefit, supplemental life insurance benefit, income protection following a termination of employment under various circumstances, including following a change in control of the Company, automobiles, and club memberships, which are for business development purposes.  Each of these components is reviewed, both separately and from a total compensation perspective, and approved by the Compensation Committee and the Board of Directors on at least an annual basis.  The Company believes that by using a combination of these elements it is best able to find an effective balance in motivating each executive to achieve long-term and short-term goals without taking unnecessary or excessive risks that could threaten the Company’s financial condition or prospects, thereby enhancing long-term shareholder value.  In establishing the components of compensation for each individual executive officer, the Compensation Committee considers the performance and responsibilities of the individual, the executive’s designation or role within the Company and the cost to the Company of the various components of compensation to be provided.

The Company annually engages a compensation consulting firm to review the cash (base salary and cash incentive) and equity elements of the Company’s executive compensation and to provide comparative market information on overall cash and equity compensation for the Compensation Committee’s review.  In past years and in early 2011, the Company engaged Pearl

Meyer & Partners to conduct a comparative market review of the Company’s executive annual cash and equity compensation programs.  In late 2011, the scope of this comparative market review was expanded to include, in addition to survey data, the development of a peer group of publically traded banks with similar asset size and within the Company’s geographic region.  The information was not gathered to benchmark executive compensation to particular levels within the survey group, rather, it was reviewed for comparative purposes to ensure that total executive compensation remains competitive.

The Compensation Committee approved the following peer group:

Washington Trust Bancorp, Inc.
Century Bancorp, Inc.
Camden National Corporation
OceanFirst Financial Corp.
Financial Institutions, Inc.
Univest Corporation of Pennsylvania
Arrow Financial Corporation
Bryn Mawr Bank Corporation
United Financial Bancorp, Inc.
Merchants Bancshares, Inc.
Alliance Financial Corporation
First Bancorp, Inc.
Westfield Financial, Inc.
Bar Harbor Bankshares
Beacon Federal Bancorp, Inc.
Hingham Institution for Savings
New Hampshire Thrift Bancshares, Inc.
Republic First Bancorp, Inc.
Harleysville Savings Financial Corporation
Parke Bancorp, Inc.

Base Salary

Based upon the comprehensive reviews and comparative assessments performed by Pearl Meyer & Partners, and various other factors, including a review of each executive’s responsibilities, experience in his role, leadership, contributions, overall performance, and a review of the various components of compensation provided to the individual executive, the 2011 annual base salaries for the Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers of the Bank identified in the Summary Compensation Table at page 29 below (the “Named Executive Officers”) were increased or remained unchanged from 2010 levels as follows:  for Mr. Duncan, an increase from $300,000 to $350,002; for Mr. Main, an increase from $243,900 to $258,918; and annual base salaries remained unchanged for Mr. Clancy at $400,000, Mr. Marcotte at $192,000, and Mr. Irish at $192,000.  The base salaries for Messrs. Duncan and Main increased for 2011 as a result of the competitive assessment and also reflected a change in the elements and mix of their total compensation.  Specifically in 2011, there was a decrease in the expense associated with Mr. Main’s supplemental retirement benefit.  Additionally, neither Mr. Duncan nor Mr. Main received restricted stock grants in 2011 and the increase in their base salaries aligned their salaries with the competitive range of the Company’s peer group.  The Company did not increase the base salaries of Mr. Clancy, Mr. Marcotte and Mr. Irish for 2011, as it determined that an increase in their total incentive compensation opportunity, and for Mr. Clancy, an increase in his equity incentive, would be the focus for 2011.

For 2012, the Compensation Committee reviewed the various components of the compensation provided to each executive, assessed each executive’s responsibilities, leadership, overall performance, and contributions, and reviewed the comparative assessment provided by Pearl Meyer & Partners.  The Compensation Committee recommended, and the Board of Directors approved, an increase to Mr. Marcotte’s base salary from $192,000 to $195,840 and Mr. Irish’s base salary from $192,000 to $195,840 effective March 25, 2012.  The increase in Mr. Marcotte and Mr. Irish’s base salaries was, in part, to maintain alignment with the competitive range.  The base salaries for Messrs. Duncan, Main and Clancy remain unchanged for 2012, as the Company determined that an increase in their total incentive compensation opportunity and an increase in equity incentive would be the focus for 2012.

Incentive Compensation (Cash)

The terms of incentive cash compensation for executive officers are established by the Compensation Committee, subject to Board approval, on a year-to-year basis.  Certain senior officers, including the Named Executive Officers, are eligible for incentive cash compensation through the Company’s Variable Compensation Incentive Plan.  Payments for executives under the Variable Compensation Incentive Plan for 2011 were determined by various weighted elements of the Company’s short- and long-term performance, including net income, deposit growth, loan growth, loan quality, growth of investment asset revenues, and growth of insurance commissions.  Target payout percentages for Messrs. Duncan, Clancy, and Main were 27.5% of their annual regular earnings and the target payout percentages for Messrs. Marcotte and Irish were 18.5%.  Messrs. Duncan, Main, Clancy, and Marcotte were placed in the Bank-wide Variable Compensation Group, for which the relative weighting of the various performance factors was allocated as follows:  net income, 50%; deposit growth, 20%; loan growth, 20%; and loan quality, 10%.  Mr. Irish, who has significant responsibility for supporting long-term growth through generating deposits, was placed in the Deposit Focused Variable Compensation Group, for which the relative weighting of the various performance factors was allocated as follows: net income, 50%; deposit growth, 35%; loan growth, 10%; and loan quality, 5%.  The Company’s performance in 2011 relative to its performance targets under the plan was as follows:  met its target level for net income, deposit growth and loan growth (level 1.0) and achieved less than its target level for loan quality (level 0.5). The performance multipliers were just below the targeted range and decreased the result of the weighted targets by 2.5%.  Messrs. Duncan, Clancy, and Main, who were in the Bank-wide Variable Compensation Group, received an actual payout of 25.47%, which resulted in the following cash payments:  $85,728 for Mr. Duncan; $101,893 for Mr. Clancy; and $64,926 for Mr. Main.  Mr. Marcotte, also in the Bank-wide Variable Compensation Group, received an actual payout of 17.14% or $32,902.  As a member of the Deposit Focused Variable Compensation Group, Mr. Irish received an actual payout of 17.59% or $33,764.

On March 20, 2012, the Board approved the Company’s 2012 Variable Compensation Incentive Plan.  The 2012 plan applies to all of the Named Executive Officers.  The Board approved specific performance factors, performance targets and percentage payout amounts for 2012 for each of the Named Executive Officers.  To place a more meaningful proportion of total cash compensation at risk to ensure alignment of executive rewards with the Company’s financial results, the target payout percentage for each of Messrs. Duncan, Clancy, and Main was increased to 30% of their annual regular earnings and the target payout percentage for each of Messrs. Marcotte and Irish was increased to 19.5%.  As in 2011, payments for participants under the 2012 Variable Compensation Incentive Plan will be determined by various elements of Company performance and individual performance.

All employees, including Named Executive Officers, also participate in a profit sharing program, which was solely determined based upon the Company’s net income for the year.  Payouts under this program were made in the form of an employer contribution to each employee’s, including each of the Named Executive Officer’s, 401(k) Plan account.  The Company’s achievement of net income of $10,944,000 in 2011 resulting in a contribution of 2.5% of the first $75,000 of an individual employee’s base salary was at target level.  Accordingly, a profit sharing contribution of $1,875 was made to each Named Executive Officer’s 401(k) Plan account.

The Named Executive Officers will continue to participate in the Company’s bank-wide profit sharing program in 2012.  Payouts under the profit sharing program will be based solely on Company performance (net income) for 2012.  As in 2011, the target payout for 2012 is 2.5% of up to $75,000 in base salary; however, the target payout percentage may increase or decrease based upon the Company’s actual performance.

Long-Term Incentive (Equity) Compensation

The Company aligns the interests of its executives with the long-term interests of stockholders through the granting of equity-based compensation awards, which have been in the form of stock options and restricted stock, granted in all cases at current fair market value.  The Company’s current long-term equity program is intended to (1) enhance management’s sense of ownership and commitment to the long-term success of the Company, (2) encourage and reward management performance that increases the long-term success and shareholder value of the Company, and (3) attract and retain the senior leadership and management talent the Company needs to be successful.  At this time, the Compensation Committee anticipates that restricted stock as well as stock options will continue to serve as the primary vehicles to be used to achieve these objectives.

In connection with its compensation program, the Company evaluates the issuance of equity grants to employees on an annual basis.  Equity grants to executive officers have been considered and granted at the same time that equity grants have been granted for all employees during the first quarter of each year.  Stock options and restricted stock are granted to executives both to reward performance and as a retention tool.  The total number of options or restricted stock granted to all employees in the aggregate is determined after considering various factors, such as overhang and run rate.  The number of options or value of restricted stock awards granted to individual employees, including executives, is also based upon various factors, but is primarily based upon an employee’s level of responsibility and individual performance and contribution, and, with respect to the Named Executive Officers and other senior management, the desired mix of compensation is considered.  Stock option and restricted stock grants to all employees are recommended by the Chief Executive Officer and the total grant is subject to the approval of the Compensation Committee.  In addition to the recommendation of the Chief Executive Officer and Compensation Committee approval, stock options and restricted stock awards granted to executive officers must also be approved by the full Board of Directors.  In all cases, the exercise price of the option and the value of the restricted stock is established based on the market price of the Company’s stock on the date of the grant.

On March 15, 2011, the Company granted to employees a total of 82,075 options at an exercise price of $14.85 per share (which reflected the market price of the Company’s common stock on the date of the grant) and 56,975 shares of restricted stock.  Of the options and restricted stock shares granted, the Board approved grants to the Named Executive Officers, each such grant to vest over four years.  If the Named Executive Officer retires and meets the Company’s retirement guidelines, which is a minimum age of 62 and a combination of years of service and age, options vest immediately and vesting of a portion of restricted stock shares is accelerated for grants issued 12 months prior to the retirement date.  Messrs. Duncan and Main meet the Company’s retirement guidelines.  The amounts granted in 2011 were as follows: 10,000 options and 8,000 shares of restricted stock to Mr. Clancy; 15,000 options to Mr. Duncan; 10,000 options to Mr. Main; 1,500 options and 3,500 shares of restricted stock to Mr. Marcotte; and 1,500 options and 3,500 shares of restricted stock to Mr. Irish.  Mr. Clancy also received an additional grant of 3,500 shares of restricted stock to vest immediately.  This grant was made to increase his ownership and further align Mr. Clancy’s interest with shareholders, to recognize performance and in recognition that Mr. Clancy declined a stock grant and salary increase in 2009 and salary increase in 2011.   Mr. Duncan and Mr. Main did not receive a restricted stock grant for 2011, but rather were awarded a base salary increase as their current ownership levels are more significant than the Company’s other executive officers. To ensure ongoing alignment with shareholder interests on the part of Messrs. Duncan and Main, the Compensation Committee determined that an option grant to each of them was warranted.

On March 20, 2012, the Company granted a total of 67,750 options, at an exercise price of $16.25 per share (which reflected the market price of the Company’s common stock on the date of the grant), and 64,960 shares of restricted stock.  Of the options and restricted stock shares granted, the Board approved grants to the Named Executive Officers each such grant to vest over four years.  If the Named Executive Officer retires and meets the Company’s retirement guidelines, which is a minimum age of 62 and a combination of years of service and age, options vest immediately and vesting of a portion of restricted stock shares is accelerated for grants issued 12 months prior to the retirement date.  Messrs. Duncan and Main meet the Company’s retirement guidelines. The amounts granted in 2012 were as follows:  9,000 options and 9,400 shares of restricted stock to Mr. Duncan; 9,000 options and 7,000 shares of restricted stock to Mr. Clancy; 9,000 options and 4,175 shares of restricted stock to Mr. Main; 1,500 options and 3,350 shares of restricted stock to Mr. Marcotte; and 1,500 options and 3,350 shares of restricted stock to Mr. Irish.  Mr. Clancy also received 3,000 shares of restricted stock that vested immediately.  This grant was made to increase his ownership and further align Mr. Clancy’s interest with stockholders, to recognize his performance and in recognition that Mr. Clancy declined a stock grant and salary increase in 2009 and salary increases in 2011 and 2012.  The number of options and shares of restricted stock granted to the executives for 2012 were considered to be consistent with the Company’s objective of maintaining a reasonable level of employee participation in the Company’s equity compensation program and to be within competitive ranges for executive management.  Additionally, the Compensation Committee believes that these equity grants further align the executives’ interests with those of the stockholders and that the four-year vesting schedule facilitates ongoing executive retention.

Supplemental Retirement Benefit and Supplemental Life Insurance Benefit

The Compensation Committee believes that providing a supplemental retirement benefit, which is implemented through salary continuation agreements, and supplemental life insurance benefits serve as a long-term retention tool, as well as providing a reward component to the executive.

The Bank is party to salary continuation and supplemental life insurance agreements with each of Messrs. Duncan and Main.  The terms of these salary continuation agreements, and the annual amounts payable to the executives thereunder, are described further at page 35 below.  The annual expense incurred by the Company in maintaining this supplemental retirement benefit for each executive equals the annual increase of the present value of the accumulated benefit to be paid to the executive.  This amount is included for each of the executives in the Summary Compensation Table at page 29 below under the heading “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”

The supplemental life insurance benefits that are payable to Messrs. Duncan and Main are included in the amounts shown as payable in the event of death in the table at page 37 below and are specifically referenced in footnote 3 to the table.

During 2006, the Company initiated a supplemental life insurance benefit plan for a number of its employees in management positions.  Under this plan, the Company has provided supplemental life insurance benefits to the employees, subject to certain restrictions.  Messrs. Clancy, Marcotte and Irish participate in this plan and the amounts of their supplemental life insurance benefits are included in the amounts shown as payable in the event of death in the table at page 37 below and are specifically referenced in footnote 3 to the table.

Income Protection and Non-Compete

In addition to the above noted elements of compensation, Messrs. Duncan, Main and Clancy have employment agreements with the Company, which include non-competition restrictions, and Mr. Irish and Mr. Marcotte have change in control/noncompetition agreements with the Company.  These agreements provide the executive with income protection in the event of a termination of his employment under certain circumstances, including following a change in control of the Company.  The Compensation Committee believes these agreements are an important tool in retaining key executives while providing protection to the Company by restricting the executive’s ability to compete in the Company’s marketplace if he were to leave prior to any change in control.  The terms of these agreements are described at pages 34-36 below and the amounts payable thereunder to the executives under various termination scenarios are included in the table at page 37 below.  The Compensation Committee believes that the non-competition protection afforded by these agreements is critical in the Company’s competitive marketplace and that the payment amounts and related conditions thereto contained in the agreements are consistent with reasonable industry standards.  The maximum amounts that may be paid to any executive under any of these agreements are limited by automatic “cutback” provisions that ensure payments will not exceed the limits specified under Section 280G of the Code.

Perquisites

In addition to their participation in the Company’s general employee benefit plans, as described in footnote 5 of the Summary Compensation Table at page 29 below, the Company also provides company-owned vehicles for the use of Messrs. Duncan, Main and Clancy.  The Company pays dues related to club memberships for business development purposes for Messrs. Duncan and Main.  Beginning in 2012, the Company will also pay an initiation fee, if applicable and dues for a club membership for Mr. Clancy for business development purposes.  The Compensation Committee believes that the cost of these additional perquisites is modest for the size of the Company and that providing them is consistent with maintaining a competitive total compensation and benefits package for senior management and for business development purposes.

2011 Executive Compensation Program

In determining the Named Executive Officers’ total 2011 compensation (including base salary, incentive cash compensation, equity compensation, supplemental retirement benefits and other perquisites), the Compensation Committee applied rationale similar to that used in the prior year and considered the support received from stockholders in 2011 on the “Say on Pay” advisory vote.  In 2011, the Compensation Committee also continued to place greater emphasis on incentive cash compensation and equity compensation as an element of total compensation for particular Named Executive Officers, to enhance the executive’s ownership interest in the Company, to align management’s interest with shareholder interests and to reward performance.

Each Named Executive Officer’s total compensation in 2011 reflected the Compensation Committee’s assessment of his responsibilities, performance and contributions as well as the comparative market data provided by Pearl Meyer & Partners.  In referring to such comparative data, the Compensation Committee sought to confirm that its compensation decision for each individual executive was reasonable.

The Company believes that its 2011 executive compensation program successfully linked executive compensation to the Company’s financial performance.

COMPENSATION COMMITTEE MATTERS

Role of the Compensation Committee

The Compensation Committee of the Board of Directors is comprised of five members, all of whom are currently deemed to be independent. It is the responsibility of the Compensation Committee to review the performance of the Chairman and recommends his compensation to the Board of Directors for review and approval.  The Chairman and Compensation Committee review the performance of the Chief Executive Officer and President and recommend their compensation to the Board of Directors for review and approval.  The Company’s Chief Executive Officer evaluates the performance of the remaining executive officers and recommends their compensation to the Compensation Committee.  The Compensation Committee reviews the Chief Executive Officer’s recommendations and recommends their compensation to the Board of Directors for approval. During 2011, the Board of Directors approved all recommendations presented by the Compensation Committee.

The Compensation Committee has the authority to retain or obtain advice from independent advisors as it deems necessary to perform its role.  During 2011, the Company obtained the services of Pearl Meyer & Partners to provide market assessment information to the Compensation Committee, which is discussed in further detail in the Company’s Compensation Discussion and Analysis at pages 22-27 above.

The Compensation Committee operates under a written charter, a copy of which can be found on the Company’s website (www.enterprisebanking.com).

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis contained at pages 22-27 above (the “CD&A”) with management and based on this review and discussion the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

James F. Conway, III (Chairperson)

John R. Clementi

Carole A. Cowan

Eric W. Hanson

Arnold S. Lerner

Compensation Committee Interlocks and Insider Participation

The Directors listed above under the heading “Compensation Committee Report” at page 28 constitute all of the individuals who served as members of the Compensation Committee during the year ended December 31, 2011.  None of these Directors was an officer or employee of the Company at any time during such period or has ever been an officer of the Company.  None of these Directors has had any relationship with the Company that would require disclosure in this Proxy Statement under the heading “Transactions with Certain Related Persons” at pages 40-41 below under applicable SEC rules.

Mr. Duncan, Chairman of the Board, serves on the Executive Committee and the Board of Directors of Lowell General Hospital.  Mr. Hanson and Dr. Moloney also serve on the Executive Committee of Lowell General Hospital. Mr. Deschene is the President and Chief Executive Officer of Lowell General Hospital.

As described in further detail under the heading “Transactions with Certain Related Persons” at pages 40-41 below, the members of the Compensation Committee, as well as businesses and other entities with which they may be affiliated, are customers of the Bank and/or have entered into loan transactions with the Bank in the ordinary course of business.

Risk Assessment of Compensation Policies and Practices

The Company has implemented an annual risk assessment of its compensation policies and practices, which is intended to determine whether any of its existing compensation policies or practices create incentives for taking unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company.  On the basis of this assessment, the Compensation Committee of the Board of Directors has determined that no changes to the Company’s existing compensation policies and practices are necessary at this time.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid by the Company (through the Bank) for services rendered in all capacities during the years ended December 31, 2011, December 31, 2010 and December 31, 2009, to the Named Executive Officers.  The Company does not employ any persons, other than through the Bank.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
George L. Duncan Chairman of the Company and the Bank	2011	$336,540	$—	$—	$79,050	$85,728	$179,810	$45,793	$726,921
	2010	$274,128	$—	$—	$—	$47,287	$158,981	$60,469	$540,865
	2009	$204,108	$—	$350,000	$—	$—	$101,663	$49,429	$705,200

John P. Clancy, Jr. Chief Executive Officer of the Company and the Bank	2011	$400,000	$—	$170,775	$52,700	$101,893	$—	$24,058	$749,426
	2010	$386,539	$—	$125,100	$43,520	$66,678	$—	$21,810	$643,647
	2009	$350,000	$—	$—	$—	$—	$—	$17,800	$367,800

Richard W. Main President of the Company and the Bank	2011	$254,879	$—	$—	$52,700	$64,926	$126,468	$32,752	$531,725
	2010	$237,223	$—	$62,550	$13,056	$40,915	$164,608	$31,809	$550,161
	2009	$214,040	$—	$—	$—	$—	$218,503	$25,594	$458,137

Stephen J. Irish Executive Vice President, Chief Operating Officer of the Bank	2011	$191,991	$—	$51,975	$7,905	$33,764	$—	$14,822	$300,457
	2010	$191,344	$—	$59,423	$7,616	$21,798	$—	$14,280	$294,461
	2009	$188,728	$24,000	$43,750	$5,020	$—	$—	$10,252	$271,750

James A. Marcotte Executive Vice President, Treasurer and Chief Financial Officer of the Company and the Bank	2011	$192,000	$—	$51,975	$7,905	$32,902	$—	$13,952	$298,734
	2010	$191,160	$—	$59,423	$7,616	$20,576	$—	$13,404	$292,178
	2009	$187,720	$24,000	$43,750	$5,020	$—	$—	$9,356	$269,846

(1)          Mr. Duncan elected to receive vacation pay at the time he transitioned to arrears payroll in 2009.  All other executive officers transitioned to arrears payroll processing in 2008.

(2)           The value of the stock awards is based on the fair market value of the Common Stock on the date of grant.  The fair market value in 2011 and 2010 was calculated as the closing price of the Common Stock on the NASDAQ Global Market on the date of grant as required under the Company’s 2009 Stock Incentive Plan. The fair market value in 2009 was calculated as the average of the high and low trade prices of the Common Stock on the NASDAQ Global Market on the date of grant as required under the Company’s 2003 Stock Incentive Plan.

(3)           The value of the option awards is based on the fair market value of the awards as calculated using the Black-Scholes option valuation model.  For assumptions used in calculating the value of option awards and the accounting treatment of the awards, refer to footnote 14 on page 109 of the Company’s Annual Report on Form 10-K.  For information on vesting, refer to the table “Outstanding Equity Awards at Fiscal Year-End” and the associated footnote 1 at pages 33-34 below.

(4)          For each of Messrs. Duncan and Main this amount is equal to the increase in 2011, 2010 and 2009 of the present value of the accumulated benefit attributable to the executive’s supplemental retirement plan.  For Mr. Duncan, the amounts shown in 2011, 2010 and 2009 take into account payments he received through his supplemental retirement plan in each of those years. For Mr. Main, the amounts shown in 2011 and 2010 takes into account payments he received through his supplemental retirement plan in each of those years. In 2011, the discount rate used to determine the present value of the accumulated benefit was updated to 4.75% from 5.5% resulting in the value to the employee increasing $89,000 and $65,000 for Messrs. Duncan and Main, respectively. There were no changes to the terms or amounts of the benefit paid to the employees based on the discount rate change.

(5)          For each of the named executive officers, these amounts include $1,875 and $2,250 in annual contributions by the Bank for the Bank’s Profit Sharing Plan in 2011 and 2010, respectively and the following:

• Annual matching contributions by the Bank to the Bank’s 401(k) plan:

	2011	2010	2009
Duncan	$8,820	$8,820	$7,042
Clancy	$8,820	$8,820	$8,820
Main	$8,820	$8,539	$7,625
Irish	$6,912	$6,880	$6,778
Marcotte	$6,912	$6,871	$6,743

• Life insurance premiums paid:

	2011	2010	2009
Duncan	$25,320	$30,106	$22,084
Clancy	$2,092	$2,044	$1,938
Main	$7,636	$7,223	$6,584
Irish	$2,130	$2,100	$2,048
Marcotte	$1,260	$1,233	$1,188

• Dividends paid on unvested shares of restricted stock:

	2011	2010	2009
Duncan	$2,100	$10,000	$11,400
Clancy	$5,933	$4,050	$2,328
Main	$1,706	$1,500	$—
Irish	$3,905	$3,050	$1,425
Marcotte	$3,905	$3,050	$1,425

• The amount attributed to the personal use of Bank owned automobiles:

	2011	2010	2009
Duncan	$3,355	$4,970	$5,000
Clancy	$5,338	$4,646	$4,715
Main	$4,442	$4,024	$3,532

• The amount paid to a local club on the executive’s behalf for business development purposes:

	2011	2010	2009
Duncan	$4,323	$4,323	$3,903
Main	$8,273	$8,273	$7,853

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information concerning individual grants of restricted stock and stock options and non-equity incentive plan awards made during 2011 to each of the Named Executive Officers.  Other than the grants of restricted stock and stock options shown in the table, there were no other equity-based awards granted under any incentive plans to any Named Executive Officer in 2011.

		Stock Awards: Number of Shares of Stock	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Option Awards: Number of Securities	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock
Name	Grant Date	or Units (#)	Threshold ($)	Target ($)	Maximum ($)	Underlying Options (#)	($/Sh) (2)	and Option Awards (3)
George L. Duncan	3/15/11	—	$0	$92,548	$194,352	15,000	$14.85	$79,050
John P. Clancy, Jr.	3/15/11		$0	$110,000	$231,000	10,000	$14.85	$52,700
John P. Clancy, Jr	3/15/11	11,500						$170,775
Richard W. Main	3/15/11	—	$0	$70,092	$147,193	10,000	$14.85	$52,700
Stephen J. Irish	3/15/11		$0	$35,518	$74,588	1,500	$14.85	$7,905
Stephen J. Irish	3/15/11	3,500						$51,975
James A. Marcotte	3/15/11		$0	$35,520	$74,592	1,500	$14.85	$7,905
James A. Marcotte	3/15/11	3,500						$51,975

(1)                                   Amounts actually earned and paid to the Named Executive Officers for 2011 pursuant to the non-equity incentive plan awards that are shown in the table as having been granted in such year are included in the Summary Compensation Table at page 29 above under the heading “Non-Equity Incentive Plan Compensation”.

(2)                                   The exercise price of all stock options granted to employees in 2011, including those granted to Named Executive Officers and reflected in this table, equals the closing price of the Common Stock on the NASDAQ Global Market on the date of grant as required under the Company’s 2009 Stock Incentive Plan.

(3)                                   For an explanation of the grant date fair value of the stock and option awards, including the assumptions used in calculating the grant date fair value of the option awards, refer to footnote 14 on page 109 of the Company’s Annual Report on Form 10-K.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information concerning the exercise of stock options and the vesting of stock awards for each of the Named Executive Officers during the year ended December 31, 2011:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
George L. Duncan	—	$—	20,000	$296,000
John P. Clancy, Jr.	—	$—	6,000	$88,550
Richard W. Main	—	$—	1,250	$18,288
Stephen J. Irish	—	$—	2,437	$35,866
James A. Marcotte	—	$—	2,437	$35,866

(1)                                  The value realized upon exercise calculations in the third column from the left above are based upon the difference between the value of the Common Stock on the option exercise date and the per share exercise price of the options.  The value on the exercise date was based on the closing market price of the stock on the NASDAQ Global Market on the exercise date.

(2)                                  The value realized on vesting calculation in the far right column is based upon the value of the Common Stock on the vesting date of the restricted stock.  The value on the vesting date was based on the closing market price of the stock on the NASDAQ Global Market on the vesting date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning unexercised stock options and unvested stock awards held by each of the Named Executive Officers as of December 31, 2011.  The Company has not granted any option awards that are unexercised and unearned and not otherwise disclosed in the table or any stock awards that are unearned and have not vested and are not otherwise disclosed in the table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)
George L. Duncan	28,000	0	$14.375	08/02/13
	13,000	0	$16.50	03/06/14	0	$—
	10,000	0	$12.75	03/17/15
	0	15,000	$14.85	03/14/18
John P. Clancy, Jr.	20,000	0	$14.375	08/02/13	15,500	$221,650
	13,000	0	$16.50	03/06/14
	7,500	2,500	$12.75	03/17/15
	2,500	7,500	$12.51	03/15/17
	0	10,000	$14.85	03/14/18
Richard W. Main	14,000	0	$14.375	08/02/13	3,750	$53,625
	6,500	0	$16.50	03/06/14
	7,500	0	$12.75	03/17/15
	3,000	0	$12.51	03/15/17
	0	10,000	$14.85	03/14/18
Stephen J. Irish	9,000	0	$14.375	08/02/13	9,563	$136,751
	4,000	0	$16.50	03/06/14
	3,187	1,063	$12.75	03/17/15
	1,000	1,000	$8.75	03/16/16
	437	1,313	$12.51	03/15/17
	0	1,500	$14.85	03/14/18
James A. Marcotte	9,000	0	$14.375	08/02/13	9,563	$136,751
	4,000	0	$16.50	03/06/14
	2,625	875	$12.75	03/17/15
	1,000	1,000	$8.75	03/16/16
	437	1,313	$12.51	03/15/17
	0	1,500	$14.85	03/14/18

(1)                                  For options granted prior to 2011, one-fourth of the total number of shares of Common Stock subject to the options granted becomes exercisable on an annual basis on the anniversary date of the original grant date, and, if sooner, become fully exercisable upon the option recipient reaching the age of 62 while remaining employed with the Bank as of such date.  For options granted in 2011, one-fourth of the total number of shares of Common Stock subject to the options granted becomes exercisable on an annual basis on the anniversary date of the original grant date.  The four most recent option grants were granted on March 18, 2008, March 17, 2009, March 16, 2010 and March 15, 2011.

(2)                                  The shares awarded to Mr. Main subject to restricted stock awards vest over a four-year period, with 25% of the shares vesting on the first anniversary of the date of the award and an additional 25% vesting on each of the next three subsequent anniversary dates of the date of the award.  Mr. Main’s restricted stock award was granted on March 16, 2010.  The shares awarded to Mr. Clancy subject to restricted stock awards vest over a four-year period, with 25% of the shares vesting on or about the first anniversary of the date of the award and an additional 25% vesting on or about each of the next three subsequent anniversary dates of the date of the award.  As part of the shares awarded to Mr. Clancy subject to restricted stock awards, 3,500 of the shares awarded on March 15, 2011 vested on the date of grant.  Mr. Clancy’s restricted stock awards were granted on March 16, 2010 and March 15, 2011. The shares awarded to Messrs. Irish and Marcotte subject to restricted stock awards vest over a four-year period, with 25% of the shares vesting on or about the first anniversary of the date of the award and an additional 25% vesting on or about each of the next three subsequent anniversary dates of the date of the award.  The restricted stock awarded to Messrs. Irish and Marcotte were granted on March 17, 2009, March 16, 2010 and March 15, 2011.

(3)                                  The market value of the shares subject to restricted stock awards that have not vested is based upon the value of the Common Stock on December 30, 2011, the last business day of the Company’s last completed fiscal year. The closing market price of the stock on the NASDAQ Global Market on December 30, 2011 was $14.30.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

The Company and the Bank are parties to employment agreements with Messrs. Duncan, Main and Clancy and change in control/noncompetition agreements with Messrs. Irish and Marcotte.  The Bank is also a party to salary continuation agreements with Messrs. Duncan and Main and supplemental life insurance agreements with Messrs. Duncan, Main, Clancy, Irish and Marcotte.

Each of the employment agreements with Messrs. Duncan, Main and Clancy is for a fixed term of years (three years for Mr. Duncan and two years for each of Messrs. Main and Clancy), subject to an automatic “rolling” renewal each year, unless either the Company or the executive provides a notice of non-renewal, in which case the agreement will expire at the end of the then-current term.  Each of Messrs. Duncan, Main and Clancy is guaranteed a minimum base salary under the terms of his employment agreement:  $203,900 for Mr. Duncan; $193,920 for Mr. Main; and $350,000 for Mr. Clancy. These amounts from time to time, at least annually, shall be reviewed for increases by the Board.

The amount of severance payments and benefits, if any, which may be due to any of the named executive officers under any of the agreements referenced above following any form of termination of the executive is summarized generally below and is further quantified in the table at page 37 of this Proxy Statement.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive dies, his beneficiary will be paid a lump sum equal to one-half of his then-current annual base salary and his spouse and any other eligible dependents will continue to receive health and welfare benefits at no cost, subject to limitations described in the agreement; provided, however, that if the executive dies either within one year before or two years after the occurrence of a change in control of the Company (as defined in the agreement), then, in addition to such continuing health and welfare benefits, the executive’s beneficiary will be paid a lump sum equal to three times, in the case of Mr. Duncan, and two times, in the case of either Mr. Main or Mr. Clancy, the executive’s previous highest annual compensation (as defined in the agreement to include the sum of the executive’s highest annual base salary and highest annual cash bonus paid at any time prior to the date of termination since January 1, 2004) (such lump sum payment being referred to herein as the “Lump Sum Payment”), subject to reduction for any prior lump sum payment that may have been paid following the death of the executive.

In addition to the foregoing death benefits payable to Messrs. Duncan, Main and Clancy under their employment agreements, the beneficiaries of each of the named executive officers will also be paid the death benefits provided under the executive’s supplemental life insurance agreement, the amounts of which are included in footnote 3 to the table at page 37 below.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive is terminated at any time as a result of his long-term disability (as defined in the agreement), then for the remaining term of the agreement the executive will be paid an annual amount equal to 75% of his previous highest annual compensation, subject to reduction for any payments received by the executive during this payment period under any group long-term disability plan that may be maintained by the Company, and will be entitled to receive continuing health and welfare benefits on the same terms as were available to the executive as an employee.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive retires on or after his specified retirement age (65 for Mr. Duncan, 63 for Mr. Main and 62 for Mr. Clancy), then the executive is entitled to receive continuing health and welfare benefits for twelve months on the same terms as were available to him as an employee, and, in addition, if the executive retires either within one year before or one year after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment.

In addition to the retirement rights provided to Messrs. Duncan and Main under their employment agreements, the salary continuation agreements referenced above also provide additional annual compensation benefits payable to Messrs. Duncan and Main which vest over time, subject to acceleration upon a change in control (as defined in the agreement), and become payable to the executive over a 20-year period upon his reaching a specified age (68 for Mr. Duncan, which he reached on June 8, 2008, and 63 for Mr. Main, which he reached on April 3, 2010), whether or not the executive has retired or remains employed with the Company at such time.  The annual amounts payable to each of Messrs. Duncan and Main under their salary continuation agreements are $149,500 and $95,300, respectively.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the Company (including any successor) terminates the executive at any time for cause, whether before or after the occurrence of a change in control, then the executive will not be entitled to receive any severance payments or benefits.  However, if the Company (including any successor) terminates the executive at any time without cause, whether before or after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment and will be entitled to receive continuing health benefits for 18 months at no cost to the executive.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive chooses to terminate his employment at any time for good reason (as defined in the agreement to include, among several other reasons, a material reduction in the executive’s base salary or his authority, duties or responsibilities), whether before or after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment and will be entitled to receive continuing health benefits for 18 months at no cost to the executive.  If the executive chooses to terminate his employment at any time without good reason, then he will not be entitled to receive any severance payments or benefits, unless the executive chooses to terminate his employment without good reason either within one year before or one year after the occurrence of a change in control, in which case the executive will be paid the Lump Sum Payment.

Each of the employment agreements with Messrs. Duncan, Main and Clancy also provides that the parties may agree at any time to enter into a modified employment arrangement for the remaining term of the agreement.  Under the terms of such arrangement, in exchange for the executive continuing to work at a level of at least 50% of the level worked during the preceding three years, the Company will pay the executive an annual salary equal to 50% of his previous highest annual compensation and will continue to provide the executive with full benefits.

Under each of the employment agreements with Messrs. Duncan, Main and Clancy, the executive is subject to confidentiality, non-compete and non-solicitation restrictions for up to two years after the termination of his employment for any reason if the termination occurs before a change in control.  The non-compete restrictions do not apply following any termination of the executive’s employment that occurs after a change in control, and any non-compete restrictions that may be in effect at the time of a change in control automatically expire upon such change in control.  If the executive breaches any applicable confidentiality, non-compete or non-solicitation covenants, then the Company may enforce a right to recoup any prior severance payments made to the executive.

Under the terms of the change in control/noncompetition agreement with Messrs. Irish and Marcotte, the executive will be paid a lump sum equal to 1.5 times his previous highest annual compensation (as defined in the agreement to include the sum of the executive’s highest annual base salary and highest annual cash bonus paid within the most recent three years prior to the date of termination), together with certain other specified payments and benefits, including continuation of health and welfare benefits for 18 months on the same terms as were available to the executive as of the date of termination or, if more favorable, as of the date of the change in control, if the executive’s employment is terminated for any reason, whether at the initiative of the Company or of the executive and whether or not for cause, within two years after the date of a change in control of the Company.  If Mr. Irish’s or Mr. Marcotte’s employment is terminated for any reason within one year prior to the occurrence of a change in control, other than for cause, then he is entitled to receive all of the payments and benefits that he would have been entitled to receive if such termination had occurred within two years after the date of such change in control.

Messrs. Irish and Marcotte are also subject to confidentiality, non-compete and non-solicitation restrictions for one year following a termination of employment for any reason prior to a change in control (and assuming a change in control does not occur within this one-year period).  If Mr. Irish’s or Mr. Marcotte’s termination in the absence of any change in control is initiated by the Company for any reason other than for cause, then he will be paid a lump sum equal to 75% of the sum of his then-current annual base salary and the amount of any annual incentive or other bonus paid to him with respect to the most recently completed fiscal year prior to the date of termination, subject to recoupment by the Company if he breaches any of the applicable confidentiality, non-compete and non-solicitation covenants.

The following table summarizes the estimated cost of executive benefits that would be incurred by the Company, as of December 31, 2011, under the various termination scenarios referenced in the table for each of the named executive officers.  The estimates shown below factor in base salary and incentive compensation payments, the value realized from accelerated vesting of stock options and restricted stock, the value realized from accelerated vesting of supplemental retirement benefits and other benefits and payments to be paid to the named executive officers under the terms of any agreement or plan that is not generally available to all employees.  The following calculations were made without giving consideration to any possible “cutback” or other reduction of payments or benefits that could be required under an executive’s employment or other contract:

Name	Change in Control (1)	Voluntary Termination (Includes Early Retirement) (2)	Involuntary Not for Cause Termination by Company or, if Applicable, Good Reason Termination by Employee	For Cause Termination	Normal Retirement (2)	Death (2)(3)	Disability
George L. Duncan (4)	$1,348,353	$0	$1,348,353	$0	$14,919	$1,850,658	$768,862
John P. Clancy, Jr.	$1,331,312	$0	$1,038,065	$0	$14,919	$738,564	$489,174
Richard W. Main (4)	$736,351	$0	$682,726	$0	$49,376	$1,083,089	$324,288
Stephen J. Irish	$545,623	$0	$169,323	$0	$0	$154,077	$0
James A. Marcotte	$568,657	$0	$168,677	$0	$0	$170,500	$0

(1)              With respect to each of Messrs. Duncan, Clancy, Main,  Irish and Marcotte the amount shown includes the amount payable, including the estimated expense of continuing benefits, under various termination scenarios either preceding or following a change in control under the executive’s employment agreement or, in the case of Messrs. Irish and Marcotte, their change in control/noncompetition agreement, which are described in further detail under the heading “Agreements With Named Executive Officers at pages 34-36 above.

The amounts shown also include the present value attributable to accelerated vesting of death benefit payable under the Bank’s executive supplemental life insurance plan, which is $54,297 for Mr. Clancy, $50,587 for Mr. Irish and $51,018 for Mr. Marcotte, and the value attributable to the accelerated vesting of outstanding stock options and unvested restricted stock, which is $0 for Mr. Duncan, $238,950 for Mr. Clancy, $53,625 for Mr. Main, $146,299 for Mr. Irish and $146,007 for Mr. Marcotte.  The value of any outstanding stock options and unvested restricted stock is based upon the value of the Common Stock on December 30, 2011, which equals the closing market price of the stock on the NASDAQ Global Market on that date.

(2)              With respect to each of Messrs. Duncan, Clancy, Main, Irish and Marcotte assumes that termination has not occurred within the time periods before or after a change in control specified in his employment agreement or change in control/noncompetition agreement as applicable. With respect to Mr. Main the amount shown under the heading “normal retirement” includes $35,750, which is the value attributable to the accelerated vesting of unvested restricted stock.

(3)              Includes amounts payable under supplemental life insurance benefits, which equal the following amounts for each of the executives:  $1,556,056 for Mr. Duncan; $190,080 for Mr. Clancy; $791,496 for Mr. Main; and the entire amount shown in the table for Messrs. Irish and Marcotte.

(4)              In addition to the amounts payable to Messrs. Duncan and Main under the various scenarios shown in the table above, each of the executives has a fully vested right to receive annual amounts payable over a twenty-year period under the executive’s salary continuation agreement.  These annual amounts, payable in monthly installments, are paid to the executive regardless of his employment status, unless the executive is terminated for cause, in which case he would forfeit his right to receive any further payments following the date of termination.  In 2011, both Messrs. Duncan and Main were eligible to receive payments under their salary continuation agreements, and each received the full annual amount to which he is entitled, detailed in the table below.

The following table sets forth additional information concerning the supplemental retirement benefits as of December 31, 2011 which are provided to Messrs. Duncan and Main:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
George L. Duncan	Supplemental Employee Retirement Plan	23	$1,619,032	$149,500
Richard W. Main	Supplemental Employee Retirement Plan	23	$1,099,125	$95,450

(1)               The present value of accumulated benefit was valued at the established present value of the payments to be received by the executives upon reaching the specified ages noted above at a discount rate of 4.75%.  The annual benefit will be payable in twelve monthly installments.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

Proposed director nominees are recommended to the Board of Directors for its approval by the Company’s Corporate Governance/Nominating Committee (“CGNC”). The CGNC is comprised of five independent Directors.  In determining the independence of the CGNC members, the Board of Directors has used the definition of independence contained in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market and has applied this definition consistently to all members of the CGNC.

A copy of the CGNC’s Charter and the Company’s Corporate Governance Guidelines can be found on the Company’s website (www.enterprisebanking.com). The Charter and Guidelines outline director qualifications, appointment to and removal from the Board of Directors and its various committees, structure and operations of the Board of Directors and its various committees and the CGNC’s reporting function to the Board of Directors.

In evaluating candidates, the CGNC considers independence, experience relevant to the needs of the Company, leadership qualities and the ability to represent the broad interests of stockholders. In selecting new Directors, consideration is given to both the personal qualities and abilities of individual candidates and the existing collective skills and aptitudes of the Board of Directors as a whole.

Although it does not have a formal diversity policy, in addition to the criteria described above, the Board and the Corporate Governance/Nominating Committee also consider professional, personal and geographic diversity in their review of candidates.  Overall, candidates are selected based on a review of qualifications that are considered in the best interest of the stockholders.

Nominees for election to the Board of Directors may be identified and submitted to the CGNC for its consideration by Directors, stockholders and/or management. The CGNC may also retain a professional search firm to assist with the identification of qualified candidates.

The Chairman of the CGNC and the Chairman of the Board of Directors shall extend an invitation to join the Board of Directors, subject to election by the Company’s stockholders, to those nominees who are recommended by the CGNC and approved by the Board of Directors. The Board of Directors also retains the right, as outlined in the Company’s Amended and Restated By-laws, to appoint Directors as needed throughout the year.

Directors are required to attend the Company’s annual meeting. Absences will be allowed for serious personal or business obligations that cannot be rescheduled. All of the Company’s Directors attended the 2011 annual meeting.

Stockholders may submit nominations for candidates for election to the Board of Directors in accordance with the applicable requirements contained in the Company’s Amended and Restated By-laws to the attention of the Company’s Secretary at the Company’s principal office located at 222 Merrimack Street, Lowell, Massachusetts 01852. Stockholders may also communicate directly with members of the Board of Directors by sending such communications to a specified director or group of Directors or to the Board of Directors in its entirety, addressed c/o the Secretary of the Company at the Company’s principal office at the foregoing address. There have been no changes to these procedures since the Company last described these procedures in its proxy statement relating to the 2011 annual meeting of stockholders.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) is comprised of six independent Directors and operates under a written charter.  A copy of the Audit Committee’s Charter can be found on the Company’s website (www.enterprisebanking.com).  The Audit Committee reviews and reassesses the adequacy of the Audit Committee charter on an annual basis.  The Board of Directors has determined that Carol Reid, who is one of these six independent Directors, qualifies to serve as an Audit Committee Financial Expert (as such term is defined under applicable SEC rules).  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm, which reports directly to the Audit Committee.  The Audit Committee held eight meetings in 2011 and met in executive session at seven meetings.  The Committee also held six executive sessions with the Company’s independent registered public accounting firm in 2011, at which time discussions of financial management, accounting, and internal controls took place.

In determining the independence of the Audit Committee members, the Board of Directors has used, as required for a company with shares listed on the NASDAQ Global Market, the definition of independence contained in Section 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market as well as the additional independence requirements contained in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and Rule 10A-3(b)(1) of the Commission, and has applied such definition and additional criteria consistently to all members of the Audit Committee.

Management is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public

Company Accounting Oversight Board (United States) and for auditing whether the Company maintained, in all material respects, effective internal controls over financial reporting and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee’s responsibilities also include resolving any disagreements that may arise between management and the Company’s independent registered public accounting firm.  In addition, the Audit Committee is responsible for the oversight of financial reporting and establishing procedures for the receipt, retention and treatment of any complaints that may be received by the Company regarding accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of the Company of any concerns that may arise regarding questionable accounting or auditing matters.

The Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm.  Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm.  The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the professional standards of the AICPA and Public Company Accounting Oversight Board.

The Company’s independent registered public accounting firm has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm, and the Audit Committee’s review of the representation of management and the reports of the Company’s independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC.

Carol L. Reid (Chairperson)

Carole A. Cowan

Lucy A. Flynn

John P. Harrington

Gino J. Baroni

Jacqueline F. Moloney

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Audit Committee reviews disclosures made in this Proxy Statement and all other reports and filings of the Company required under the federal securities laws regarding all related-party transactions that are required to be disclosed under the requirements of Item 404 of the SEC’s Regulation S-K.  The Company’s Code of Business Conduct and Ethics, which can be found on the Company’s website (www.enterprisebanking.com), provides procedures for the Board of Directors’ review and approval of transactions involving the Company and related parties.  Any transactions involving the Company (including any subsidiaries) and members of the Board of Directors, officers holding a title of senior vice president or above or any family members or affiliated entities of any such Directors or officers must be conducted on an arms-length basis and any consideration paid or received by the Company in connection with any such transaction shall be on terms no less favorable to the Company than terms that would be available under the same or similar circumstances with an unaffiliated third party.  With respect to any such transaction, the director’s or officer’s interest is disclosed to the Board of Directors prior to any action being taken by the Board to approve the transaction.

As described in further detail under the heading “Independence of Board of Directors” at pages 15-16 above, in 2010, the Bank paid $2.0 million to a real estate trust in which Mr. Putziger held an indirect interest in order to acquire a leasehold interest in its headquarters and also paid a total of $208,734 in lease payments during the year prior to its acquisition of the lease.  Mr. Putziger’s proportional interest in the gross proceeds paid by the Bank in connection with these lease and purchase transactions in 2010 totaled $303,480.  The Board believes that the terms of all of these transactions, including the amounts paid by the Bank, were a product of arms-length negotiations between the parties.

Certain Directors and executive officers of the Company are also customers of the Bank and have entered into loan, trust and brokerage and deposit transactions with the Bank in the ordinary course of business. In addition, certain Directors are also Directors, trustees, officers or stockholders of corporations and non-profit entities or members of partnerships that are customers of the Bank and that enter into loan and other transactions with the Bank in the ordinary course of business. Such loan transactions with Directors and executive officers of the Bank and with such corporations, non-profit entities and partnerships are on such terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with persons who are not affiliated with the Bank and do not involve more than a normal risk of collectability or present other features unfavorable to the Bank.

SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth stock ownership information with respect to Directors, Named Executive Officers, all Directors and executive officers as a group and all other persons known to the Company who are the beneficial owners of more than 5% of the Common Stock. All such information is as of March 5, 2012. This information includes the total number of shares of the Common Stock known by the Company to be beneficially owned by each such person and group and the percentage of the Common Stock each such person and group beneficially owns. All shares are owned of record and beneficially, and each person and group identified has sole voting and investment power with respect to such shares, except as otherwise noted. Unless otherwise provided, the address of the Directors and Executive Officers is: c/o Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, MA 01852.

Directors	Shares of Common Stock Beneficially Owned (1)(2)	Percent of Total Common Stock (3)
Kenneth S. Ansin (4)	170,424	1.79%
Gino J. Baroni	700	*
John P. Clancy, Jr. (5)	146,176	1.52%
John R. Clementi (6)	119,308	1.25%
James F. Conway, III (7)	37,121	*
Carole A. Cowan	10,488	*
Normand E. Deschene	100	*
George L. Duncan (8)	470,987	4.92%
Lucy A. Flynn (9)	9,196	*
Eric W. Hanson (10)	441,239	4.64%
John P. Harrington (11)	18,511	*
Arnold S. Lerner (12) 155 Pine Hill Road Hollis, NH 03049	522,514	5.49%
Richard W. Main (13)	254,567	2.66%
Jacqueline F. Moloney (14)	4,218	*
Michael T. Putziger (15)	127,066	1.33%
Carol L. Reid	15,705	*
Michael A. Spinelli	280,205	2.94%

Other Named Executive Officers

Stephen J. Irish (16)	57,130	*
James A. Marcotte (17)	36,500	*
All Directors and Executive Officers as a Group (24 Persons)	2,959,674	30.32%

Other 5% Stockholders

Ronald M. Ansin 132 Littleton Road Harvard, MA 01451	912,081	9.59%

*                                         Named individual beneficially owns less than 1% of total Common Stock.

(1)                                 The information as to the Common Stock beneficially owned has been furnished by each such stockholder.

(2)                                 Includes shares subject to options exercisable within sixty days as follows: Mr. Clancy, 50,500; Mr. Duncan, 54,750; Mr. Main, 33,500; Mr. Irish, 20,000; Mr. Marcotte, 19,250; and all Directors and executive officers as a group, 249,200.

(3)                                 The percentage ownership interest of each Director, named executive officer and all Directors and executive officers as a group is calculated on the basis of 9,509,767 shares outstanding as of the Record Date plus, in each such calculation, the number of shares that may be purchased pursuant to vested options held by the individual director or named executive officer or all Directors and executive officers as a group, as the case may be.

(4)                                 Includes 11,200 shares owned by Mr. Ansin’s children; 2,000 shares owned by trusts for which Mr. Ansin is the trustee; and 33,333 shares owned by Mr. Ansin that are pledged as collateral.

(5)                                 Includes 2,384 shares owned by Mr. Clancy’s children and 77,792 shares owned jointly with Mr. Clancy’s wife.

(6)                                 Includes 119,020 shares held by Mr. Clementi through trusts.

(7)                                 Includes 33,755 shares owned jointly with Mr. Conway’s wife.

(8)                                 Includes 20,063 shares owned by Mr. Duncan’s wife and 29,800 shares owned jointly by Mr. Duncan’s wife and his adult children.

(9)                                 Includes 1,000 shares owned by Ms. Flynn’s husband.

(10)                          100,000 shares owned by Mr. Hanson that are pledged as collateral.

(11)                          Includes 4,405 shares owned by Mr. Harrington’s wife.

(12)                          Includes 218,647 shares owned by Mr. Lerner’s wife, for which Mr. Lerner disclaims beneficial ownership; and 13,033 shares owned by a trust for the Lerner Family.

(13)                          Includes 96,749 shares held by Mr. Main through trusts; 78,000 shares owned jointly with Mr. Main’s wife; and 36,000 shares owned by Mr. Main that are pledged as collateral.

(14)                          Includes 3,733 shares owned jointly with Dr. Moloney’s husband.

(15)                           Includes 23,954 shares owned by trusts for which Mr. Putziger is the trustee; and 100,095 shares owned by Mr. Putziger that are pledged as collateral.

(16)                          Includes 23,472 shares held by Mr. Irish through trusts and 408 shares owned by Mr. Irish’s minor grandchildren for whom Mr. Irish acts as custodian.

(17)                          Includes 7,687 shares owned jointly with Mr. Marcotte’s wife.

STOCKHOLDER PROPOSALS

A stockholder proposal for business to be brought before the 2013 annual meeting of stockholders will be acted upon only in the following circumstances:

•                  if the proposal is to be included in next year’s proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal (meeting all the requirements set forth in the SEC’s rules and regulations) is received by our corporate secretary on or before December 3, 2012; or

•                  if the proposal is not to be included in next year’s proxy statement, pursuant to our amended and restated by-laws, a written proposal (meeting all other requirements set forth in our amended and restated by-laws) must be received by our corporate secretary not less than sixty days and not more than one hundred fifty days prior to the 2013 annual meeting (unless at least seventy days notice or prior public disclosure of the 2013 annual meeting is not given, in which case our amended and restated by-laws prescribe an alternate deadline).

Proposals should be sent to Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Corporate Secretary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s Directors and executive officers and any other persons who own more than 10% of the outstanding shares of the Common Stock file with the SEC initial reports of ownership and subsequent reports of changes of ownership with respect to their beneficial ownership of the Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports that they may be required to file.  Ms. Silva was promoted to Executive Vice President on March 28, 2011 and a Form 3 was not filed until April 12, 2011. A total of 2,903 shares were omitted from Ms. Silva’s original Form 3 and an amended Form 3 was filed on February 6, 2012. Ms. Flynn’s husband sold 487 shares on February 2, 2012 for which a Form 4 was not filed until February 7, 2012.

To the Company’s knowledge, all other reports under Section 16(a) of the Exchange Act that any of its Directors or executive officers has been required to file during the year ended December 31, 2011 and through March 5, 2012 have been filed on a timely basis.

OTHER MATTERS

Shares represented by proxies in the enclosed form that are properly executed and delivered and proxies that are properly delivered electronically or by telephone will be voted as stockholders direct. Properly delivered proxies that contain no directions to the contrary will be voted (1) FOR the election of Gino J. Baroni, John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn and John P. Harrington, the five nominees of the Board of Directors, as Directors of the Company; (2) FOR the amendment to the Company’s 2009 Stock Incentive Plan; (3) FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. As stated in the accompanying proxy card, if any other business should properly come before the Annual Meeting, the proxies named therein have discretionary authority to vote the shares according to their best judgment.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K (without exhibits) is included with the Company’s Annual Report to Stockholders, and is being furnished to stockholders of record together with this Proxy Statement. Requests for additional copies may be directed to: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A Spinelli, Secretary.

ADDITIONAL COPIES OF ANNUAL REPORT AND PROXY STATEMENT

AVAILABLE TO STOCKHOLDERS SHARING COMMON MAILING ADDRESS

Unless the Company has received instructions to the contrary, two or more stockholders of record who share a common mailing address may receive one Annual Report to Stockholders and one copy of this Proxy Statement, together with a separate proxy card for each such shareholder, in a single package addressed to such stockholders. Any shareholder of record who shares a common mailing address with one or more other stockholders of record and has received a single Annual Report to Stockholders and Proxy Statement as provided herein, may request a separate Annual Report to Stockholders and Proxy Statement either by directing such request in writing to the Secretary of the Company at the address given in the preceding paragraph or by making such request by phone, directed to Jim Marcotte at (978) 656-5614. If you are a stockholder of record who shares a common mailing address with one or more other stockholders of record, you may ensure future delivery of the desired number of Annual Reports to Stockholders and Proxy

Statements (whether a single copy or multiple copies) by requesting such either in writing or by phone in accordance with the foregoing instructions.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE EITHER DELIVER YOUR PROXY ELECTRONICALLY OR BY PHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD OR COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

March 30, 2012

Appendix A

ENTERPRISE BANCORP, INC.

2009 STOCK INCENTIVE PLAN

As amended on January 17, 2012

SECTION 1.                            GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of this plan is the Enterprise Bancorp, Inc. 2009 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Enterprise Bancorp, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means the compensation committee of the Board, which is comprised of not less than three Non-Employee Directors, each of whom qualifies as an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act; provided, however, that if and to the extent that the Board at any time assumes the powers and responsibilities of the Administrator under the Plan, then all references to the “Administrator” in the Plan shall refer to the Board under such circumstances.

“Award” or “Awards” means, except where referring to a particular category of grant under the Plan, any and all of the following:  Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, RSUs and SARs.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of either (i) a change in control of the Company that the Company would be required to report in response to Item 5.01 of a Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act or, if such reporting obligation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission or any successor agency pursuant to the Exchange Act or any successor statute that are intended to serve similar purposes, or (ii) a person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becoming a beneficial owner (as that term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company, and in either such case the Board has not consented to the occurrence of such event by a two-thirds vote of all of its members (unless there is an Interested Stockholder, as that term is defined in the Company’s articles of organization, as amended, in which case the affirmative vote of two-thirds of the Continuing Directors, as that term is defined in the Company’s articles of organization, as amended, shall also be required).  In addition to the foregoing, a Change in Control shall be deemed to have occurred if as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale or other disposition of assets or any contested election of directors of the Company or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction or related series of transactions shall cease to constitute a majority of the Board or of the board of directors of any successor entity.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute, and related rules, regulations and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Disability” means a condition of total incapacity, mental or physical, for further performance of duty with the Company and/or any Subsidiary, which the Administrator shall have determined, on the basis of competent medical evidence, is likely to be permanent.

“Effective Date” means the date on which the Plan is approved by the Board as set forth in Section 15.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the closing price of the Stock as reported on the Nasdaq Global Market or another national securities exchange.  If there is no trading in the Stock on such date, the determination shall be made by reference to the closing price of the Stock on the last date preceding such date on which the Stock was traded.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock, subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“RSU” means a restricted stock unit granted pursuant to Section 7.

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“SAR” means a stock appreciation right granted pursuant to Section 7.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the common stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent corporation or Subsidiary.

SECTION 2.                            ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)                                 Administration of Plan.  The Plan shall be administered by the Administrator.

(b)                                 Powers of Administrator.  Subject to the penultimate sentence of this subsection (b), the Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)  to select the individuals to whom Awards may from time to time be granted;

(ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, RSUs and SARs, or any combination of the foregoing, granted to any one or more grantees;

(iii)  to determine the number of shares of Stock to be covered by any Award;

(iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)  subject to the terms of the Plan, to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to waive the forfeiture of, or extend the date upon which a forfeiture would be effective with respect to, all or any portion of any Award;

(vii)  subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(viii)  at any time to adopt, alter or repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

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Notwithstanding any other provision contained in the Plan to the contrary, the terms and conditions of each and every Award granted to the Company’s chairman, president, and chief executive officer, to all other executive officers of the Company or any Subsidiary, which shall include all officers who are subject to the provisions of Section 16 of the Exchange Act and any other additional officers as may be determined by the Board, and to any director of the Company, shall be approved by the Board.  All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)                                  Delegation of Authority to Grant Awards.  Subject to applicable law, the Administrator, in its discretion, may delegate to the chief executive officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to persons other than the chairman, the president, and the chief executive officer of the Company, any other executive officer of the Company or any Subsidiary (as determined pursuant to the penultimate sentence of Section 2(b) above), and any director of the Company.  Any such delegation by the Administrator shall include a limitation as to the amount or value of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of any applicable exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)                                 Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, which may include, without limitation, the term of an Award, the provisions applicable in the event employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

(e)                                  Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles of organization or bylaws, each as amended, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.                            STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)                                 Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan, subject to adjustment as provided in Section 3(c), shall be ~~400,000~~875,000 shares.  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

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(b)                                 Limitations on Size of Grants.  The total number of shares of Stock with respect to which Options and Restricted Stock Awards and any RSUs and/or SARs that may by their terms be settled in whole or in part in shares of Stock may be granted under the Plan to any single person, whether an employee of the Company or otherwise, shall not exceed in the aggregate 120,000 (subject to adjustment pursuant to Section 3(c) below).

(c)                                  Changes in Capital Stock.  If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company are distributed with respect to such shares of Stock, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the limitation set forth in Section 3(b) above), (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to such outstanding Stock Options) as to which such Stock Options remain exercisable; provided, however, that no adjustment shall be made hereunder with respect to any Incentive Stock Option that would constitute a modification as defined under Section 424 of the Code.  Any adjustment by the Administrator hereunder shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares. No adjustment shall be made under the foregoing sentence in connection with any sale of shares of Stock at their full fair market value, paid in cash or in property, as determined by the Administrator. If the Administrator determines that events not specified above in this Section affect the Common Stock in a manner comparable to one or more of such events, the Administrator may, in its discretion, may make adjustments to any or all of the items specified in clauses (i)-(iv) above; provided, however, no adjustment shall be made if the increase or decrease in the number of issued shares of Stock does not amount to at least 5% of the number of such shares outstanding at any time during the calendar year under consideration.  No adjustment under this paragraph may be made if it would result in an Award being subject to Section 409A or ceasing to be an Incentive Stock Option.

(d)                                 Change in Control or Liquidation.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, in the case of and subject to the consummation of a Change in Control or a liquidation of the Company, all Options that are not exercisable immediately prior to the effective time of the Change in Control or liquidation shall become fully exercisable as of such effective time and all Restricted Stock Awards, RSUs and SARs shall become fully vested and nonforfeitable as of such effective time.  Upon the effective time of a Change in Control or liquidation of the Company, the Plan and all outstanding Options granted hereunder shall terminate, unless, in the case of a Change in Control, provision is made in connection with the Change in Control in the sole discretion of the parties thereto for the assumption or continuation of all Options theretofore granted by the successor entity, or the substitution of such Options with new stock options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account

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any acceleration hereunder).  In the event of such prospective termination of outstanding Options, the Company shall have the option in its sole discretion to either (i) make or provide for a cash payment to the holders of such Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value on a per share basis as determined by the Administrator of the consideration payable or otherwise to be received by the Company’s shareholders in such Change in Control or liquidation multiplied by the number of shares of Stock subject to such Options (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of such value) and (B) the aggregate exercise price of all such Options or (ii) permit the holders of such Options, within a specified period of time prior to the consummation of the Change in Control or liquidation as determined by the Administrator, to exercise the Options.

(e)                                  Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Sections 3(a) and 3(b).  In any individual event, the number of incentive stock options granted will be limited so that it does not exceed the total number of shares available for grant at that time.

(f)                                   Interpretation.  Except as expressly provided to the contrary in this Section 3, the issuance by the Company of shares of capital stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Stock then subject to outstanding Options or Restricted Stock Awards.

SECTION 4.                            ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees and Non-Employee Directors of the Company and its Subsidiaries, as well as other key persons (including consultants and prospective employees), as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.                            STOCK OPTIONS

(a)                                 Stock Option Grants.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.  Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions contained in this Section 5 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

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(b)                                 Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to Section 5(a) shall be determined by the Administrator at the time of grant, but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)                                  Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)                                 Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at the time of grant and set forth in the applicable Option Award Agreement.  The Administrator may ~~not~~ accelerate the exercisability of all or any portion of any Stock Option~~, except in the case of a Change in Control or liquidation of the Company or upon the death or Disability of the grantee~~.  A grantee of a Stock Option shall have the rights of a stockholder only as to shares acquired upon the exercise of the Stock Option and not as to any unexercised portion of the Stock Option.

(e)                                  Method of Exercise.  Stock Options may be exercised in whole or in part by giving written notice of exercise to the Company or to such third-party service provider as may be designated by the Company for such purpose, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

(i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date.  To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

(iii)  By the optionee delivering to the Company or its third-party designee a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the Company’s transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the

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optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)                                   Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or of its parent corporation or any Subsidiary become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.                            RESTRICTED STOCK AWARDS

(a)                                 Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Award Agreement.  The terms and conditions of each such Restricted Stock Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)                                 Rights as a Stockholder.  Upon execution of a Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to ~~the voting of~~ the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the Company’s transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)                                  Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the applicable Restricted Stock Award Agreement.  Except in the case of a Change in Control or liquidation of the Company or upon the death or Disability of the grantee, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from

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such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of shares of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)                                 Vesting of Restricted Stock.  The Administrator at the time of grant shall specify and include in the applicable Restricted Stock Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested”.  Except to the extent otherwise provided in the Plan in the case of a Change in Control or liquidation of the Company or upon the death or Disability of the grantee, if a grantee terminates employment (or other service relationship) before the date, or attainment of the performance goals, objectives or other conditions, specified in the Award Agreement, such grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 6(c) above.

SECTION 7.                            RESTRICTED STOCK UNITS AND STOCK APPRECIATION RIGHTS

The Administrator may grant RSUs and SARs in respect of such number of shares of Stock subject to the Plan as it shall determine in its sole discretion.  The terms and conditions of any such RSUs or SARs shall be contained in an RSU Agreement or SAR Agreement as the case may be.

SECTION 8.                            TRANSFERABILITY OF AWARDS

(a)                                 Transferability.  Except as provided in Section 8(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)                                 Administrator Action.  Notwithstanding Section 8(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships or limited liability companies in which such family members are the only partners or members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable Award.

(c)                                  Family Member.  For purposes of Section 8(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse,

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sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)                                 Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 9.                            TAX WITHHOLDING

(a)                                 Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)                                 Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation (and not more than such amount) satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 10.                     SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

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SECTION 11.                     TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:  (i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 12.                     AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, or to the extent determined by the Administrator to be required to ensure the availability to the Plan of the protections of Section 16(b) of the Exchange Act or for any other reason under applicable law, Plan amendments shall be subject to the approval of the Company’s stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 12 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 13.                     STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 14.                     GENERAL PROVISIONS

(a)                                 No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)                                 Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or

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deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, and the rules, regulations and requirements of any stock exchange on which the Stock is listed or traded.  The Administrator may place legends on any stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, rules, regulations or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)                                  Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 14(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)                                 Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee or other person any right to continued employment or other service relationship with the Company or any Subsidiary.

(e)                                  Insider Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy and procedures, as in effect from time to time.

(f)                                   Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, then any grantee of an Award who is included among the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(g)                                  Forfeiture of Awards for Dishonesty.  Notwithstanding anything to the contrary in the Plan or in any Award Agreement, if the Administrator determines, after full consideration of the facts presented on behalf of both the Company and a grantee of an Award, that the grantee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment by or performance of services for the Company or a Subsidiary that has damaged the Company or a Subsidiary in any way, or has disclosed trade

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secrets or other proprietary information of the Company or a Subsidiary or has otherwise violated the terms of his or her employment by, or any other agreement or understanding with, the Company or any Subsidiary, (i) the grantee shall forfeit all unexercised Options and/or unvested Restricted Stock, RSUs and SARs and all exercised Options and vested Restricted Stock, RSUs and SARs to the extent that the Company has not yet delivered or otherwise released the shares or other payments in question, (ii) the Company shall have the right to repurchase all or any part of the shares of Stock acquired by the grantee upon the earlier exercise of any Option or vesting of Restricted Stock or vesting of any RSU or SAR, at a price equal to the amount, if any, paid to the Company by the grantee upon the exercise of such Option, receipt of such Restricted Stock or vesting of such RSU or SAR,,  and (iii) the Company shall have the right to recoup the full amount of all cash payments previously paid to the grantee under any vested RSU or SAR and to recoup the full amount of any profit realized by the grantee upon the sale of any Restricted Stock that has previously vested or any shares of Stock acquired upon the grantee’s earlier exercise of any Option or vesting of any RSU or SAR, which recoupment shall be reduced by an amount equal to the price, if any, paid to the Company by the grantee upon the earlier issuance of such Restricted Stock, exercise of such Option or vesting of such RSU or SAR.  The decision of the Administrator as to the cause of a grantee’s discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive.  No decision of the Administrator, however, shall affect in any manner the finality of the discharge of a grantee by the Company or a Subsidiary.

SECTION 15.                     EFFECTIVE DATE OF PLAN

The Plan shall become effective on the date on which it is adopted by the Board (the “Effective Date”), but no Award granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders.  If such shareholder approval is not obtained within twelve months after the Effective Date, the Awards previously granted under the Plan shall not vest and shall terminate and no Awards shall be granted under the Plan thereafter.  Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board; amendments requiring shareholder approval (as provided in Section 12) shall become effective when adopted by the Board, but no Award granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Award to a particular person) unless and until such amendment shall have been approved by the Company’s shareholders.  If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Awards granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such Award to a particular grantee.  Subject to this limitation, Awards may be granted under the Plan at any time during the period from and including the Effective Date through and including the day next preceding the tenth anniversary of the Effective Date.

SECTION 16.                     GOVERNING LAW

The Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01F8IB 5 2 C V + Annual Meeting Proxy Card . Date (mm/dd/yyyy) — Please print date below. + IMPORTANT ANNUAL MEETING INFORMATION A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. For Against Abstain For Against Abstain 2. To amend the Company’s 2009 Stock Incentive Plan. 3. To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. 01 - Gino J. Baroni 04 - Lucy A. Flynn 02 - John P. Clancy, Jr. 05 - John P. Harrington 03 - James F. Conway, III 1. Election of Directors: For Withhold For Withhold For Withhold Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C B Non-Voting Items MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 3 4 2 4 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 1, 2012. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ebtc • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

. This proxy is solicited on behalf of the Board of Directors of Enterprise Bancorp, Inc. Each of the proposals contained in this proxy has been proposed by our Board of Directors. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. This proxy, when properly executed on the reverse side, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy, if otherwise properly executed, will be voted FOR all the nominees listed and FOR Proposals 2 and 3. The undersigned, a stockholder of Enterprise Bancorp, Inc. (the “Company”), revoking all prior proxies, hereby appoint(s) Michael A. Spinelli and Arnold S. Lerner, and each of them with full power of substitution, the attorneys, agents and proxies of the undersigned to represent and vote all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company and any adjournments or postponements thereof, to be held at the Vesper Country Club, 185 Pawtucket Boulevard, Tyngsborough, Massachusetts, on Tuesday, May 1, 2012, at 4:00 P.M. as specified herein as to each of the proposals. Please mark, date and sign exactly as your name appears on the reverse side and return in the enclosed envelope. Proxy — Enterprise Bancorp, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q